As filed with the Securities and Exchange Commission on April 30, 1998
             1933 Act File No. 33-19589; 1940 Act File No. 811-5447

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                     -----

         Pre-Effective Amendment No.____                             -----

         Post-Effective Amendment No._22_                              X
                                                                     -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                     -----

         Amendment No._24_


                        (check appropriate box or boxes)

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         American Century Tower, 4500 Main Street, Kansas City, MO 64111
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (816) 531-5575

                                 Douglas A. Paul
                  1665 Charleston Road, Mountain View, CA 94043
                  ---------------------------------------------
                     (Name and Address of Agent for Service)

           Approximate Date of Proposed Public Offering: June 30, 1998

   It is proposed that this filing become effective: (check appropriate box)

   _____  immediately upon filing pursuant to paragraph (b) of Rule 485
   __X__  on May 1, 1998 pursuant to paragraph (b) of Rule 485
   _____  60 days after filing pursuant to paragraph (a) of Rule 485
   _____  on June 30, 1998 pursuant to paragraph (a)(1) of Rule 485
   _____  75 days after filing pursuant to paragraph (a) (2) of Rule 485
   _____  on (date) pursuant to paragraph (a)(2) of Rule 485


--------------------------------------------------------------------------------
     The Registrant has registered an indefinite number or amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 notice for the fiscal year ending December 31, 1997, was filed on February 24, 1998.

================================================================================
                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------

         N-1A Item No.              Location
         -------------              --------
PART A

Item 1. Cover Page                  Cover Page
Item 2. Synopsis                    Transaction and Operating
                                    Expense Table
Item 3. Condensed Financial         Financial Highlights
          Information
Item 4. General Description         Investment Policies of
          Registrant                the Funds; Risk Factors;
                                    Other Investment
                                    Practices, Their Characteristics
                                    and Risks; Performance
                                    Advertising; Distribution
                                    of Fund Shares; Further
                                    Information About
                                    American Century
Item 5. Management of the           Management
        Fund
Item 6. Capital Stock and           Further Information About
        Other Securities            American Century
Item 7. Purchase of Securities      How to Open An Account;
        Being Offered               How to Exchange From One
                                    Account to Another;
                                    Share Price; Distributions;
Item 8. Redemption                  How to Redeem Shares;
                                    Signature Guarantee
Item 9. Pending Legal               N/A
        Proceedings


--------------------------------------------------------------------------------
PART B
--------------------------------------------------------------------------------

Item 10. Cover Page                 Cover Page
Item 11. Table of Contents          Table of Contents
Item 12. General Information        N/A
Item 13. Investment Objectives      Investment Policies and Techniques;
         and Policies               Investment Restrictions;
                                    Portfolio Turnover
Item 14. Management of the          Officers and Directors;
         Registrant                 Management;
                                    Custodians
Item 15. Control Persons            Capital Stock
         and Principal
         Holders of Securities
Item 16. Investment Advisory        Management;
         and Other Services         Custodians
Item 17. Brokerage Allocation       Brokerage;
                                    Performance Advertising
Item 18. Capital Stock and          Capital Stock;
         Other Securities           Multiple Class Structure
Item 19. Purchase, Redemption       N/A
         and Pricing of
         Securities Being
         Offered
Item 20. Tax Status                 N/A
Item 21. Underwriters               N/A
Item 22. Calculation of Yield       Performance Advertising
         Quotations of Money
         Market Funds
Item 23. Financial Statements       Financial Statements

                                   PROSPECTUS


                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)

                                   MAY 1, 1998


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                   Global Gold
                            Global Natural Resources
                                 Utilities Fund

INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                 Global Gold
                             Global Natural Resources
                                Utilities Fund



                                  PROSPECTUS


                                  MAY 1, 1998


            Global Gold * Global Natural Resources * Utilities Fund

                                INVESTOR CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest in specialized equity markets are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1998, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
                Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                             www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                                1


                      INVESTMENT OBJECTIVES OF THE FUNDS

 AMERICAN CENTURY GLOBAL GOLD FUND

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

 AMERICAN CENTURY GLOBAL NATURAL RESOURCES FUND

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    The fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors (Sectors) of the Dow Jones World Stock Index* (DJWSI), excluding chemical companies.

 AMERICAN CENTURY UTILITIES FUND


    The Utilities Fund seeks current income and long-term growth of capital and income.


    The fund invests primarily in equity securities of companies engaged in the utilities industry.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

 * The DJWSI is property of Dow Jones & Company, Inc. which is not affiliated with American Century.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds .........................................   2
Transaction and Operating Expense Table ....................................   4
Financial Highlights .......................................................   5

INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ...........................................   8
Core Investment Strategies .................................................   8
Global Gold ................................................................   8
Global Natural Resources ...................................................   9
Utilities Fund .............................................................  10
Risk Factors and Investment Techniques .....................................  11
Concentration Risk .........................................................  11
Global Gold ................................................................  11
Global Natural Resources ...................................................  11
Utilities Fund .............................................................  11
Foreign Securities Risk ....................................................  12
European Currency Unification ..............................................  13
Uncertainties as Unification Nears .........................................  13
Uncertainties After Unification of Currency ................................  13
Risk of Using the Funds as a Hedge .........................................  14
Other Investment Practices, Their Characteristics
and Risks ..................................................................  14
Portfolio Turnover .........................................................  14
Convertible Securities .....................................................  14
When-Issued Securities .....................................................  14
Forward Currency Exchange Contracts ........................................  15
Gold Investments ...........................................................  15
Short-Term Instruments .....................................................  16
Futures Contracts and Options Thereon ......................................  16
Rule 144A Securities .......................................................  16
Indexed Securities .........................................................  17
Other Techniques ...........................................................  17
Performance Advertising ....................................................  17


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ...............................................  19
Investing in American Century ..............................................  19
How to Open an Account .....................................................  19
By Mail ....................................................................  19
By Wire ....................................................................  19
By Exchange ................................................................  20
In Person ..................................................................  20
Subsequent Investments .....................................................  20
By Mail ....................................................................  20
By Telephone ...............................................................  20
By Online Access ...........................................................  20
By Wire ....................................................................  20
In Person ..................................................................  20
Automatic Investment Plan ..................................................  20
How to Exchange from One Account to Another ................................  21
By Mail ....................................................................  21
By Telephone ...............................................................  21
By Online Access ...........................................................  21
How to Redeem Shares .......................................................  21
By Mail ....................................................................  21
By Telephone ...............................................................  21
By Check-A-Month ...........................................................  21
Other Automatic Redemptions ................................................  21
Redemption Proceeds ........................................................  21
By Check ...................................................................  21
By Wire and ACH ............................................................  22
Redemption of Shares in Low-Balance Accounts ...............................  22
Signature Guarantee ........................................................  22
Special Shareholder Services ...............................................  22
Automated Information Line .................................................  22
Online Account Access ......................................................  22
Open Order Service .........................................................  22
Tax-Qualified Retirement Plans .............................................  23
Important Policies Regarding Your Investments ..............................  23
Reports to Shareholders ....................................................  24
Employer-Sponsored Retirement Plans and
Institutional Accounts .....................................................  24

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  25
When Share Price is Determined .............................................  25
How Share Price is Determined ..............................................  25
Where to Find Information About Share Price ................................  26
Distributions ..............................................................  26
Taxes ......................................................................  26
Tax-Deferred Accounts ......................................................  26
Taxable Accounts ...........................................................  26
Management .................................................................  27
Investment Management ......................................................  27
Code of Ethics .............................................................  28
Transfer and Administrative Services .......................................  29
Year 2000 Issues ...........................................................  29
Distribution of Fund Shares ................................................  29
Further Information About American Century .................................  30


     PROSPECTUS                                        TABLE OF CONTENTS       3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                   Global Gold,
                                                                  Global Natural
                                                                    Resources,
                                                                    Utilities

 SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..........................    none

Maximum Sales Load Imposed on Reinvested Dividends ...............    none

Deferred Sales Load ..............................................    none

Redemption Fee(1) ................................................    none

Exchange Fee .....................................................    none

 ANNUAL FUND OPERATING EXPENSES:

 (as a percentage of net assets)

Management Fees(2) ...............................................   0.70%

12b-1 Fees .......................................................    none

Other Expenses ...................................................   0.01%

Total Fund Operating Expenses ....................................   0.71%

 EXAMPLE

You would pay the following expenses                          1 year  $ 7
on a $1,000 investment, assuming a                            3 years  23
5% annual return and redemption at                            5 years  40
the end of each time period:                                 10 years  88
----------

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 29.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The funds offer one other class of shares, primarily to institutional investors, that has a different fee structure than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for these classes. For additional information about the various classes, see "Further Information About American Century," page 30.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                  GLOBAL GOLD

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                               1997      1996       1995      1994      1993      1992       1991     1990     1989     1988(1)


PER-SHARE DATA

Net Asset
Value,
Beginning of Period ...... $  11.33   $  12.37  $  11.33   $  13.67   $   7.55 $   8.28   $   9.35  $  11.71   $   9.05 $  10.00
                           --------   --------  --------   --------   -------- --------   --------  --------   -------- --------
Income from
Investment Operations

  Net Investment Income ..     0.09       0.06      0.02       0.03       0.01     0.02       0.02      --         0.04     0.09

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ...........    (4.79)     (0.40)     1.03      (2.32)      6.12    (0.73)     (1.07)    (2.27)      2.75    (0.97)
                           --------   --------  --------   --------   -------- --------   --------  --------   -------- --------
  Total From
  Investment Operations ..    (4.70)     (0.34)     1.05      (2.29)      6.13    (0.71)     (1.05)    (2.27)      2.79    (0.88)
                           --------   --------  --------   --------   -------- --------   --------  --------   -------- --------
Distributions

  From Net
  Investment Income ......    (0.09)     (0.06)    (0.01)     (0.02)     (0.01)   (0.02)     (0.02)     --        (0.04)   (0.07)

  From Net Realized
  Gains on Investment
  Transactions ...........    (0.20)     (0.64)     --         --         --       --         --       (0.09)     (0.09)    --

  In Excess of Net
  Realized Gains .........     --         --        --        (0.03)      --       --         --        --         --       --
                           --------   --------  --------   --------   -------- --------   --------  --------   -------- --------
  Total Distributions ....    (0.29)     (0.70)    (0.01)     (0.05)     (0.01)   (0.02)     (0.02)    (0.09)     (0.13)   (0.07)
                           --------   --------  --------   --------   -------- --------   --------  --------   -------- --------
Net Asset Value,
End of Period ............ $   6.34   $  11.33  $  12.37   $  11.33   $  13.67 $   7.55   $   8.28  $   9.35   $  11.71 $   9.05
                           ========   ========  ========   ========   ======== ========   ========  ========   ======== ========
  Total Return(2) ........   (41.47)%    (2.76)%    9.25%    (16.75)%    81.22%   (8.65)%   (11.23)%  (19.43)%    29.93%   (9.19)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses
  to Average Net Assets ..     0.67%      0.62%     0.61%      0.61%      0.72%    0.75%      0.75%     0.96%      1.00%    --

  Ratio of Net
  Investment Income
  to Average Net Assets ..     0.92%      0.46%     0.17%      0.20%      0.23%    0.23%      0.30%     0.01%      0.36%    2.04%(3)

  Portfolio
  Turnover Rate ..........       28%        45%       28%        42%        28%      53%        56%       21%        34%       1%

  Average Commission
  Paid per Share of
  Equity Security
  Traded ................. $ 0.0201   $ 0.0289  $ 0.0350      --(4)      --(4)    --(4)      --(4)     --(4)      --(4)    --(4)

  Net Assets, End
  of Period
  (in thousands) ......... $246,015   $432,587  $537,693   $568,030   $616,347 $163,777   $124,436  $104,163   $ 61,786 $  7,683

(1) August 17, 1988 (inception) through December 31, 1988.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) Annualized. (The period ended December 31, 1988 includes 0.76% from nonrecurring income.)

(4) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.



     PROSPECTUS                                    FINANCIAL HIGHLIGHTS       5



                             FINANCIAL HIGHLIGHTS

                           GLOBAL NATURAL RESOURCES

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                           1997          1996          1995         1994(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...................................   $11.91        $10.66         $9.61        $10.00
                                                         -------      -------        -------      -------
Income From Investment Operations

  Net Investment Income ...............................    0.22          0.17          0.16          0.07

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...................    0.08          1.46          1.22         (0.42)
                                                         -------      -------        -------      -------
  Total From Investment Operations ....................    0.30          1.63          1.38         (0.35)
                                                         -------      -------        -------      -------
Distributions

  From Net Investment Income ..........................   (0.23)        (0.17)        (0.16)        (0.04)

  From Net Realized Gains
  on Investment Transactions ..........................   (0.50)        (0.21)        (0.17)          --
                                                         -------      -------        -------      -------
  Total Distributions .................................   (0.73)        (0.38)        (0.33)        (0.04)
                                                         -------      -------        -------      -------
Net Asset Value,
End of Period .........................................   $11.48        $11.91        $10.66         $9.61
                                                         =======      =======        =======      =======
  Total Return(2) .....................................    2.50%        15.45%        14.41%        (3.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................................  0.73%(3)        0.76%         0.76%          --

Ratio of Net Investment Income
to Average Net Assets .................................  1.55%(3)        1.78%         2.02%       2.74%(4)

Portfolio Turnover Rate ...............................     41%           53%           39%           --

Average Commission Paid
per Share of Equity Security Traded ...................   $0.0254       $0.0305       $0.0280        --(5)

Net Assets,
End of Period (in thousands) ..........................   $46,556       $66,021       $30,157       $18,972

(1) September 15, 1994 (inception) through December 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) A portion of the  management  fee was waived during the year ended  December
    31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.



6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                UTILITIES FUND

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                      1997          1996          1995          1994         1993(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .............................  $11.51         $11.44         $8.79        $10.24        $10.00
                                                  -------        -------       -------       -------       -------
Income From Investment Operations

  Net Investment Income .........................    0.43           0.45          0.42          0.44          0.36

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............    3.57           0.08          2.65         (1.45)         0.30
                                                  -------        -------       -------       -------       -------
  Total From
  Investment Operations .........................    4.00           0.53          3.07         (1.01)         0.66
                                                  -------        -------       -------       -------       -------
Distributions

  From Net Investment Income ....................   (0.42)         (0.46)        (0.42)        (0.44)        (0.36)

  From Net Realized Gains on
  Investment Transactions .......................   (0.85)           --            --            --          (0.06)
                                                  -------        -------       -------       -------       -------
  Total Distributions ...........................   (1.27)         (0.46)        (0.42)        (0.44)        (0.42)
                                                  -------        -------       -------       -------       -------
Net Asset Value, End of Period ..................  $14.24         $11.51        $11.44         $8.79        $10.24
                                                  =======        =======       =======       =======       =======
  Total Return(2) ...............................   35.82%          4.82%        35.70%       (10.03)%        6.60%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets .........................    0.72%          0.71%         0.75%         0.75%       0.50%(3)

  Ratio of Net Investment Income
  to Average Net Assets .........................    3.56%          3.88%         4.31%         4.67%       4.23%(3)

  Portfolio Turnover Rate .......................     92%            93%           68%           61%           39%

  Average Commission
  Paid per Share of Equity Security Traded ......   $0.0376        $0.0381       $0.0300        --(4)         --(4)

  Net Assets, End of Period (in thousands) ......   $209,962      $145,134      $218,794      $152,570      $194,314
----------

(1) March 1, 1993 (inception) through December 31, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.



     PROSPECTUS                                    FINANCIAL HIGHLIGHTS       7


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

CORE INVESTMENT STRATEGIES

    The manager uses quantitative management strategies in pursuit of the funds' respective investment objectives. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

    The primary management technique the manager uses is portfolio optimization. The manager constructs the fund's portfolio to match the fund benchmarks' risk characteristics and, in turn, the benchmarks' performance.

GLOBAL GOLD

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.


    The manager will construct Global Gold's portfolio to match the risk characteristics of the market for gold and gold-related equity securities and, in turn, attempt to produce performance indicative of performance in the worldwide gold equities market. As part of evaluating and determining the appropriate investments for Global Gold, the manager intends to utilize various benchmarks, including a proprietary benchmark developed and monitored by the manager.

    The manager's proprietary benchmark is designed to reflect the securities market identified by Global Gold's investment objective. The benchmark is comprised of securities of companies throughout the world that are engaged in mining, processing, exploring for or otherwise dealing with gold or other precious metals (Gold Companies). The Gold Companies included in the manager's proprietary benchmark must receive a minimum percentage of their revenues from gold-related activities or have a minimum percentage of their assets invested in gold-related assets, such as gold mines. In addition, the Gold Companies that will be included in the manager's proprietary benchmark also must meet minimum market capitalization requirements. The manager may change the composition and characteristics of the proprietary benchmark as warranted by developments in the global gold market.

    Global  Gold  will   concentrate  its  investments  in  securities  of  Gold
Companies.  Under  normal  circumstances,  at least  65% of the  value of Global
Gold's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium- or short-life gold mines.


    Global Gold may invest in common stocks, securities convertible into common stocks and sponsored or unsponsored American Depositary Receipts (ADRs) for the securities of Gold Companies, all of which may be traded on a securities exchange or over-the-counter. In seeking income or in times when a conservative policy is warranted, Global Gold may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper, any of which may or may not be rated by nationally recognized securities rating agencies.

    As part of its global investment strategy, Global Gold will normally invest in securities of issuers located in at least three different countries, one of


8  INFORMATION REGARDING THE FUNDS         AMERICAN CENTURY INVESTMENTS


which may be the United States. For temporary defensive purposes, however, Global Gold may invest in less than three countries. The manager anticipates that a substantial portion of Global Gold's assets will be invested in securities of companies domiciled in or operating in one or more foreign countries. There are certain risks which are posed to Global Gold when it invests in foreign securities. See "Risk Factors and Investment Techniques--Foreign Securities Risk," page 12. These risks may be greater as Global Gold increases its investments in regions outside North America.

    The manager works to balance three goals:

    * To construct Global Gold's portfolio composition so that its risk and investment performance characteristics will match the selected benchmarks as closely as possible while meeting IRS diversification requirements;

    * To keep enough cash on hand to meet shareholder redemption requests and pay operational expenses; and

    *    To keep portfolio transaction costs low.

    Global  Gold is a  "non-diversified  company"  as defined in the  Investment
Company Act of 1940 (the Investment Company Act), which means that the proportion of Global Gold's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Internal Revenue Code of 1986, as amended, limits the proportion of assets a fund may invest in the securities of any single issuer. Global Gold intends to adhere to these limits in order to qualify as a regulated investment company.

GLOBAL NATURAL RESOURCES

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    Global Natural Resources invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors (Sectors) of the Dow Jones World Stock Index* (DJWSI), excluding chemical companies.


    The DJWSI (which is market-capitalization weighted) was created on January 5, 1993, and currently consists of approximately 2,800 stocks of U.S. and foreign companies representing approximately 28 countries and 120 industry groups and subgroups, which are grouped into nine broad market sectors. These nine sectors include the Energy and the Basic Materials sectors.


    The value of the DJWSI is calculated each day the New York Stock Exchange (the Exchange) is open for trading and is based on prices at the close of the Exchange, usually 3 p.m. Central time. Foreign securities are valued in U.S. dollars based on the exchange rates as of the close of the Exchange.

    The DJWSI editors select companies and stocks based entirely on their own criteria, which they may change at any time. The DJWSI is divided into categories determined by the editors of The Wall Street Journal, who may alter their categorization without consulting the companies, the stock exchanges, or any official agency. The industries currently included in the Energy and Basic Materials sectors (excluding chemical companies) are:

ENERGY SECTOR                                        BASIC MATERIALS SECTOR
--------------------------------------------------------------------------------
Coal                                                              Aluminum
Oil Drilling                                      Other Non-Ferrous Metals
Oil Companies, Major                                       Forest Products
Oil Companies, Secondary                               Mining, Diversified
Oilfield Equip/Services                                     Paper Products
Pipelines                                        Precious Metals and Steel
--------------------------------------------------------------------------------

    Although the chemicals industry is included in the DJWSI Basic Materials sector, Global Natural Resources does not invest in the chemicals industry. Typically, chemical companies do not maintain large natural resources inventories, but rather focus on chemical product development.

    In order to minimize transaction costs, Global Natural Resources uses the portfolio optimization technique (described in "Core Investment Strategies," page 8) instead of holding all of the securities included in the Sectors.

    Even though Global Natural Resources' portfolio is not constructed to match the composition of the

*Dow Jones & Company, Inc. has not participated in any way in the creation of the fund or in the selection of the stocks included in Global Natural Resources' portfolio and has not approved any information included in the Prospectus relating thereto. The DJWSI is the property of Dow Jones & Co., Inc.


     PROSPECTUS                         INFORMATION REGARDING THE FUNDS       9


Sectors, the manager does not expect Global Natural Resources' total return to vary from the combined return of the Sectors by more than five percentage points per year. However, the manager may periodically need to adjust Global Natural Resources' holdings to more closely match the composition of the Sectors in order to reduce performance deviation.

    Sector performance is calculated monthly on a total return basis, using beginning-of-the-month capitalization weightings and assuming reinvestment of dividends. Global Natural Resources' ability to match Sector performance may depend in part on market conditions, shareholder activity, transaction costs, Global Natural Resources' size, and tax considerations.

    Global Natural Resources is a "non-diversified company" as defined in the Investment Company Act, which means that the proportion of Global Natural Resources' assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Code limits the proportion of assets a fund may invest in the securities of any single issuer. Global Natural Resources intends to adhere to these limits in order to qualify as a regulated investment company.

    As an operating policy, Global Natural Resources will remain as fully invested as practicable in securities of companies included in the Sectors; therefore, investors bear the risk of a general decline in the stock prices of issuers included in the Sectors. Although Global Natural Resources invests primarily in securities of companies included in the Sectors, it may also invest up to 10% of its total assets in other types of securities (see "Other Investment Practices, Their Characteristics and Risks," page 14). However, Global Natural Resources may invest up to 35% of its total assets in when-issued and forward commitment agreements if necessary to purchase Sector securities. Such investments may be made to improve portfolio diversification and to provide extra cash to meet redemptions and day-to-day operating expenses.

UTILITIES FUND

    The Utilities Fund seeks current income and long-term growth of capital and income. The Utilities Fund invests primarily in equity securities of companies engaged in the utilities industry.

    Under normal market conditions, the Utilities Fund invests at least 75% of its total assets in equity securities of companies engaged in the utilities industry. Such companies may include: public utility companies, whose user rates are set by a government entity such as a state utilities commission; companies with non-regulated utility operations; or companies with a combination of regulated and non-regulated utility operations. Within this 75% category, the Utilities Fund will not buy shares of a company unless 50% or more of the company's revenues or net profits are derived from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, pay television (e.g., cable), water, or sanitary services to the public.

    To enhance dividend income, increase portfolio diversification, or support share price stability, the Utilities Fund may invest up to 25% of its total assets in fixed-income securities (i.e., bonds issued by the U.S. government or its agencies, bonds issued by companies engaged in the utilities industry (utility bonds), or bonds issued by non-utility corporations).

    The manager may invest up to 5% of the Utilities Fund's total assets in non-utility corporate bonds. The Utilities Fund's corporate debt holdings must be of investment-grade quality.

    To be considered investment-grade, a bond must be rated BBB/Baa or better by a nationally recognized statistical rating organization (a rating agency) or be judged to be of comparable quality by the manager under the direction of the Board of Directors. If a bond held by the Utilities Fund is downgraded by a rating agency, the manager will not necessarily sell the bond unless it determines that the bond is no longer of investment-grade quality.

    In recent years, changes in the regulatory climate have allowed public utility companies to provide products and services outside of their traditional geographic areas. The manager seeks to maximize the benefits from both increased competition and expanded growth prospects that are expected to arise from these changes.


    The Utilities Fund is a "diversified" investment company as defined in the Investment Company Act. This means that investments in any single issuer are limited by restrictions in the Investment Company Act.



10      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


 RISK FACTORS AND INVESTMENT TECHNIQUES


    The funds may be an appropriate component of a stock portfolio for investors seeking total return through investments in stocks (both equity and specialized), bonds and short-term instruments. The funds work best for long-term investors who are prepared to endure fluctuations in the values of the special market categories in which each of the funds invests. An investment in any one of the funds does not constitute a balanced investment plan.


CONCENTRATION RISK


    Because each fund concentrates its investments in a particular industry or sector, each may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Each fund, therefore, serves a different purpose than a general stock fund. Each fund is particularly vulnerable to risks specific to issuers in its area of specialty.


GLOBAL GOLD

    Many investors perceive that gold investments hedge against inflation, currency devaluations, and general stock market declines; however, there is no assurance that these historical inverse relationships will persist. Changing market conditions (i.e., fluctuating operating costs, political events, and changes in interest rates and currency rates) may affect gold prices and tend to have a more exaggerated effect on gold stocks. Because of their high share price volatility, gold stocks are considered speculative and may affect Global Gold's share price. Investment in Global Gold shares may involve special considerations, including: fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and over control of the sale of gold; changes in U.S. or foreign tax, currency or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions.

GLOBAL NATURAL RESOURCES


    Global Natural Resources is particularly vulnerable to risks specific to natural resources companies. Historically, during periods of economic or financial instability, the securities of some natural resources companies become subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and unstable supplies of precious and industrial metals, oils, coal, timber or other natural resources. Price instability may adversely affect the earnings of natural resources companies. Natural resources companies also may be subject to risks associated with extraction of natural resources, such as mining and oil drilling accidents, and the hazards associated with natural resources such as fire and drought.


UTILITIES FUND

    Public utilities companies have historically provided above-average dividends, which may make their stocks appropriate for long-term, income-oriented investors. Historically, utility stocks have generally been considered to be among the most conservative equity securities despite their vulnerability to inflation and regulation. However, increased competition and a trend toward deregulation have created opportunities for growth, as well as greater price volatility, among utilities stocks.

    As indicated below, Chart 1 compares the rate of dividend growth for the Standard & Poor's Utilities Index (S&P Utilities Index) with the rate of inflation as measured by the Consumer Price Index (CPI) over a 50-year period.

[line chart - data below]

CHART 1 - GROWTH OF UTILITY STOCK
DIVIDENDS VS. INFLATION
             Inflation        S&P Utilities
               (CPI)        Index Dividends
Dec-47         $1.00             $1.00
Dec-48         $1.03             $1.02
Dec-49         $1.01             $1.10
Dec-50         $1.07             $1.18
Dec-51         $1.13             $1.22
Dec-52         $1.14             $1.22
Dec-53         $1.15             $1.31
Dec-54         $1.14             $1.38
Dec-55         $1.15             $1.45
Dec-56         $1.18             $1.57
Dec-57         $1.21             $1.66
Dec-58         $1.23             $1.70
Dec-59         $1.25             $1.81
Dec-60         $1.27             $1.90
Dec-61         $1.28             $2.00
Dec-62         $1.30             $2.09
Dec-63         $1.32             $2.20
Dec-64         $1.33             $2.37
Dec-65         $1.36             $2.54
Dec-66         $1.40             $2.74
Dec-67         $1.45             $2.92
Dec-68         $1.52             $3.05
Dec-69         $1.61             $3.14
Dec-70         $1.70             $3.23
Dec-71         $1.75             $3.32
Dec-72         $1.81             $3.38
Dec-73         $1.97             $3.47
Dec-74         $2.21             $3.53
Dec-75         $2.37             $3.66
Dec-76         $2.48             $3.84
Dec-77         $2.65             $4.13
Dec-78         $2.89             $4.42
Dec-79         $3.27             $4.76
Dec-80         $3.68             $5.06
Dec-81         $4.01             $5.45
Dec-82         $4.16             $5.84
Dec-83         $4.32             $6.17
Dec-84         $4.49             $6.60
Dec-85         $4.66             $6.87
Dec-86         $4.71             $7.17
Dec-87         $4.92             $7.53
Dec-88         $5.14             $7.78
Dec-89         $5.38             $8.05
Dec-90         $5.71             $8.46
Dec-91         $5.88             $8.68
Dec-92         $6.05             $8.72
Dec-93         $6.22             $8.84
Dec-94         $6.39             $9.04
Dec-95         $6.55             $9.06
Dec-96         $6.77             $9.84
Dec-97         $6.90             $10.30

    Source: Ibbotson Associates

    Historically, common stock dividend yields for public utility companies have exceeded comparable figures for the broader market while offering investors comparatively less share price volatility. Chart 2 compares common stock dividend yields for the S&P Utilities Index with those of the broader Standard & Poor's 500 Composite Stock Price Index (S&P 500) from 1947 to 1997.


     PROSPECTUS                        INFORMATION REGARDING THE FUNDS       11

[line chart - data below]

CHART 2 - STOCK DIVIDEND YIELDS
S&P UTILITIES INDEX VS. S&P 500
                      S&P 500 Yield      S&P Utilities Index Yield
Dec-47                    5.49%                    6.02%
Dec-48                    6.12%                    6.23%
Dec-49                    6.80%                    5.42%
Dec-50                    7.20%                    5.98%
Dec-51                    5.93%                    5.52%
Dec-52                    5.31%                    4.89%
Dec-53                    5.84%                    5.10%
Dec-54                    4.28%                    4.53%
Dec-55                    3.61%                    4.48%
Dec-56                    3.73%                    4.85%
Dec-57                    4.48%                    5.07%
Dec-58                    3.17%                    3.86%
Dec-59                    3.06%                    3.96%
Dec-60                    3.36%                    3.59%
Dec-61                    2.82%                    3.02%
Dec-62                    3.38%                    3.36%
Dec-63                    3.04%                    3.25%
Dec-64                    2.95%                    3.11%
Dec-65                    2.94%                    3.30%
Dec-66                    3.57%                    3.88%
Dec-67                    3.03%                    4.33%
Dec-68                    2.96%                    4.29%
Dec-69                    3.43%                    5.49%
Dec-70                    3.41%                    5.14%
Dec-71                    3.01%                    5.43%
Dec-72                    2.67%                    5.42%
Dec-73                    3.46%                    7.25%
Dec-74                    5.25%                   10.32%
Dec-75                    4.08%                    8.08%
Dec-76                    3.77%                    6.93%
Dec-77                    4.90%                    7.40%
Dec-78                    5.28%                    8.93%
Dec-79                    5.23%                    9.28%
Dec-80                    4.54%                    9.46%
Dec-81                    5.41%                   10.08%
Dec-82                    4.88%                    9.46%
Dec-83                    4.30%                    9.14%
Dec-84                    4.50%                    8.53%
Dec-85                    3.74%                    7.22%
Dec-86                    3.42%                    6.26%
Dec-87                    3.57%                    7.23%
Dec-88                    3.50%                    6.76%
Dec-89                    3.13%                    5.05%
Dec-90                    3.66%                    5.77%
Dec-91                    2.93%                    5.48%
Dec-92                    2.84%                    5.40%
Dec-93                    2.70%                    5.02%
Dec-94                    2.87%                    5.90%
Dec-95                    2.24%                    4.38%
Dec-96                    2.01%                    4.85%
Dec-97                    1.60%                    4.28%

    Source: Ibbotson Associates

    Chart 3 illustrates historical risk (or volatility) in the utilities sector by comparing the historical risk and reward characteristics of the S&P Utilities Index with comparable figures for the S&P 500 and a U.S. Treasury bond with a remaining maturity of 20 years.

[bullet graph - data below]

CHART 3 - RISK VS. REWARD (1947-1997)
                                             T-Bond      S&P 500   S&P Utilities
Reward - Average Annual Total Return          5.35%       11.94%       9.26%
Risk - Standard Deviation                    10.54%       16.57%      15.79%

    Source: Ibbotson Associates

    Note that while the S&P Utilities Index was less volatile than the S&P 500, it also produced lower returns than the S&P 500 during the period illustrated above. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the Exchange. Investors cannot invest directly in the S&P 500.

    The charts on this page and page 11 show the characteristics of utilities stocks that have attracted investors in the past. Regulatory and competitive factors are changing the utilities industry considerably, and there is no assurance that these historic trends will continue. Within any one market sector, a period of above average performance may be followed by a period of below average performance.

FOREIGN SECURITIES RISK


    Because of Global Gold's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Global Gold's assets is generally invested in securities of companies domiciled or operating in one or more foreign countries. Depending upon the composition of the Sectors, Global Natural Resources also invests in foreign securities. The Utilities Fund may invest up to 10% of its assets in securities of foreign utility companies.


    Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

    In particular, liquidity of a fund's portfolio may be affected by a fund's global exposure. While the funds intend to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries.


    Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the funds of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the fund invested in issuers in foreign countries. In particular, investments by Global Gold in Gold Companies located in South Africa, which comprise a significant component of the global gold industry, may present greater risks to Global Gold than investments in other countries because of South Africa's relatively unstable internal political conditions.


    In addition, issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available to the investing public than with sponsored ADRs. The manager will attempt to independently accumulate


12     INFORMATION REGARDING THE FUNDS      AMERICAN CENTURY INVESTMENTS


and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit each fund's exposure to the market risk associated with such investments.


EUROPEAN CURRENCY UNIFICATION

    The following change in European currency may affect Global Gold and Global Natural Resources.

    Many European countries are about to adopt a single European currency, the euro. Once it has been determined which countries will participate in the Economic and Monetary Union (EMU), the euro will become legal tender in these countries effective January 1, 1999. The countries currently participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain. The notable countries missing from the new unified currency are Great Britain, Denmark and Sweden. A new European Central Bank (ECB) will be created to manage the monetary policy of the new unified region. On the same day, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

    This change is likely to significantly impact the European capital markets in which the funds invest. The biggest changes will be the additional risks that the funds will face in pursuing its investment objective. All of the risks described below may increase the funds' share price volatility.

UNCERTAINTIES AS UNIFICATION NEARS

    Taxes. The IRS has not determined the proper tax treatment of the currency conversion, particularly whether the conversion to the new currency will result in recognition of gain or loss. There is a risk that the funds' distribution of income will be impacted by these tax uncertainties. For example, recognition of gain or loss on the conversion could result in distributions from a fund of income for which no cash has been received.

    Volatility of Currency Exchange Rates. Exchange rates between the U.S. dollar and European currencies (particularly the German mark) will likely become more volatile and unstable, particularly between now and January 1, 1999.

    Capital Market Reaction. Uncertainty in the lead-up to introduction of the euro may lead to a shift by institutional money managers away from European currencies and into Swiss francs, U.S. dollars or Japanese yen. This reaction may make markets less liquid and thus more difficult for the fund to pursue its investment strategy.

    Conversion Costs. European issuers of securities in which the funds invest, particularly those that deal in goods and services, may face substantial conversion costs. These costs may not be accurately anticipated and therefore present another risk factor that may affect issuer profitability and creditworthiness.

    Potential for Delay. Despite all of the preparations by the participating European countries, it is still possible that currency unification may be delayed from its January 1, 1999, implementation date. Such a delay could introduce still more risks, since uncertainty would be increased and there would be economic costs to unwind some of the infrastructure created in anticipation of the unification.

    Treatment of European Currency Units. The ECU is the currency basket used as the unit of account by the European Community. While it is not a currency, it is treated like one by capital markets for settlement purposes. When the new European currency is introduced, the value of the ECU will become fixed. Because the treatment of ECU in some financial contracts is not uniform, their value may be altered by the event.

    Lack of European Unanimity. Because some European countries will not be participants in the euro, there could be greater volatility in the exchange rate between these nonparticipating countries and new unified currency. While this risk is particularly high between now and the effective date of currency unification, it could also remain during the initial periods after unification.

UNCERTAINTIES AFTER UNIFICATION OF CURRENCY

    Contract Continuity. Some financial contracts may become unenforceable when the currencies are unified. These financial contracts may include bank loan agreements, master agreements for swaps and other derivatives, master agreements for foreign exchange and currency option transactions and debt securities.



     PROSPECTUS                             INFORMATION REGARDING THE FUNDS   13



The risk of unenforceability may arise in a number of ways: For example, a contract used to hedge against exchange-rate volatility between two EU currencies will become "fixed," rather than "variable," as part of the conversion since the currencies have, in effect, disappeared for exchange purposes.

    The European Council and the State of New York have enacted laws and regulations designed to ensure that financial contracts will continue to be enforceable after conversion. There is no guarantee, however, that these laws will be completely effective in preventing disputes from arising. Disputes and litigation over these contract issues could negatively impact the funds' portfolio holdings and may create uncertainties in the valuation of financial contracts the funds hold.

    ECB Policymaking. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile.

RISK OF USING THE FUNDS AS A HEDGE

    Many investors may perceive that Global Gold and Global Natural Resources offer a hedge against certain economic or market events. Global Gold may be perceived as a hedge against general price inflation, currency devaluations and general stock market declines. Global Natural Resources may be perceived as a hedge against commodity-price driven inflation. While there may be some empirical support to these perceptions, there is no assurance that these historical inverse relationships will persist.


 OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objective. The manager believes the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve the objective and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly higher transaction costs that the funds pay directly. Higher portfolio turnover also may increase the likelihood that the capital gains, if any, realized and distributed by a fund will include short-term capital gains, which are taxable as ordinary income.


CONVERTIBLE SECURITIES

    In addition to common stock, the funds may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks and warrants. The manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

    Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security tends to increase in market value when interest rates rise. The price of a convertible security also is influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


WHEN-ISSUED SECURITIES


    Each of the funds may sometimes purchase new issues of securities on a when-issued basis or forward commitment basis when, in the opinion of the manager, such purchases will further the investment objectives of the funds. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or appropriate liquid assets in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.


14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


FORWARD CURRENCY EXCHANGE CONTRACTS


    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as depositary receipts, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.


    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or appropriate liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

    At any  given  time,  no more  than 10% of a  fund's  total  assets  will be
committed  to  a  segregated   account  in  connection  with  portfolio  hedging
transactions.

GOLD INVESTMENTS

    Global Gold may purchase gold, gold certificates, or gold futures (referred to collectively as Gold Investments), although it will not purchase gold in any form that is not readily marketable and that cannot be stored in accordance with custody regulations applicable to mutual funds.

    The manager may use a Gold Investment when it judges the price of gold to be artificially low. The manager may also use a Gold Investment as a hedge if it expects a rise in the price of gold to correlate with rising prices of Global Gold's other gold-related investments. If gold prices rise as the manager predicted, proceeds from the sale of the Gold Investment may be used to cover the increased price of the hedged security. However, if the price of the Gold Investment declines, Global Gold may suffer a loss.

    Direct purchases of gold bullion or coins may generate higher custody and transaction costs than other types of investments and do not generate interest or dividend income for Global Gold. The sole source of return on such investments is from gain (or losses) realized at the time of sale. Gold coins may be purchased for their intrinsic value only and not for their numismatic value.


     PROSPECTUS                        INFORMATION REGARDING THE FUNDS       15


    Internal Revenue Service (IRS) income tests and certain state laws effectively limit the amount of Gold Investments Global Gold may make. Global Gold intends to make such investments only to the extent permitted by these limits.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

    Each fund may invest up to 5% of its total assets in any money market fund advised by the manager, provided that the investment is consistent with the fund's respective investment policies and restrictions. Each fund's total investment in money market funds may not exceed 10% of its total assets.


FUTURES CONTRACTS AND OPTIONS THEREON

    The funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


    Futures contracts and options thereon may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of


16     INFORMATION REGARDING THE FUNDS           AMERICAN CENTURY INVESTMENTS


fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

INDEXED SECURITIES

    Global  Natural  Resources may invest in indexed  securities  whose value is linked to commodities including, but not limited to, notes indexed to the Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock and metals commodities. Global Natural Resources may invest in notes indexed to the entire GSCI or to certain components of the GSCI

OTHER TECHNIQUES


    The manager may buy other types of securities or employ other portfolio management techniques on behalf of a fund including reverse repurchase agreements. When SEC guidelines require it to do so, a fund will set aside cash or appropriate liquid assets in a segregated account to cover the fund's obligations.


 PERFORMANCE ADVERTISING


    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and and effective yield. Performance data may be quoted separately for the Investor Class and for the other class.


    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price. The effective yield is calculated in a similar manner, but when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.


    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc.) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance also may



     PROSPECTUS                              INFORMATION REGARDING THE FUNDS  17



be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.


    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


18      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


 INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 24.

 HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.


    The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts (UGMA/UTMA) accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 20.


    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

*  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

*  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     19


*  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

*  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

*  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

*  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):


    * Taxpayer identification or Social Security number.
    * If more than one account, account numbers and amount to be invested in each account.
    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 21 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.


BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 19 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Investor Services Representative.


20 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


 HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by American Century Target Maturities Trust and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 25.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE


    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line, page 22) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

 HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 22.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Investor Services Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     21


BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. See "How to Open An Account," page 19. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

 SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee is required when:

    *    redeeming more than $25,000; or
    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

 SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indices and view historical performance of the fund. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order


22 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);
    * 403(b)plans for employees of public school systems and non-profit organizations; or
    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You also can transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

 IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     23


  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

 REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

 EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


24 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

 SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily


  PROSPECTUS                          ADDITIONAL INFORMATION YOU SHOULD KNOW  25


available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE


    The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value may be obtained by calling us or by accessing our Web site (www.americancentury.com).


 DISTRIBUTIONS


    For the Utilities Fund, distributions from net investment income are declared and paid quarterly. Global Gold Fund and Global Natural Resources Fund pay dividends, if any, on a semi-annual basis in June and December.


    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 25. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.


    In general, distributions from net realized securities gains, if any, are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.


    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


 TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend



26 ADDITIONAL INFORMATION YOU SHOULD KNOW           AMERICAN CENTURY INVESTMENTS



for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% and/or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.


 MANAGEMENT

INVESTMENT MANAGEMENT

    The funds are open-end series of the American Century Quantitative Equity Funds (the company). The Utilities Fund is a diversified series, while Global Gold and Global Natural Resources are non-diversified series. Under the laws of the State of California, the Board of Directors is responsible for managing the


  PROSPECTUS ADDITIONAL                          INFORMATION YOU SHOULD KNOW  27



business and affairs of the company. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a fund or of sectors of a fund as necessary between team meetings.


    JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, joined American Century in 1982, and supervises the portfolio management teams that manage Global Gold and Global Natural Resources. He has been a member of the team that manages Utilities since its inception.

    KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990, and has served as the Director of Quantitative Equity Research since then. Mr. Borgwardt joined the team managing Utilities in May 1997.

    WILLIAM MARTIN, Vice President and Senior Portfolio Manager, has served on the management team for Global Gold and Global Natural Resources Funds since their inception dates.


    JOSEPH B. STERLING, Portfolio Manager, joined the team managing Global Natural Resources in November 1996, and the team managing Utilities in May 1997. Prior to joining the portfolio management team for Global Natural Resources, Mr. Sterling served as an Associate Portfolio Manager. Mr. Sterling joined American Century in 1989 as an Equity Research Analyst and held that position until December 1995, when he was promoted to Associate Portfolio Manager.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category which are managed by the manager (the Investment Category
Fee). The three investment categories are: Money Market Funds, Bond Funds, and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager. Currently, the Investment Category Fee for each of the funds is an annual rate of 0.40% of the average net assets of the fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of each fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.


    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS


    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios



28 ADDITIONAL INFORMATION YOU SHOULD KNOW           AMERICAN CENTURY INVESTMENTS


obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.


    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.


    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its management fee.


YEAR 2000 ISSUES


    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.

    In light of these remediation efforts, the funds do not anticipate a material adverse impact on their business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.


 DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers



  PROSPECTUS                                 INFORMATION REGARDING THE FUNDS  29



or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


 FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.


    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    American Century offers two classes of the funds offered by this Prospectus: an Investor Class and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.


    The other class of shares is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other class has different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-2021 or contact a sales representative or financial intermediary who offers those classes of shares.


    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.


    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.



30  ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                   NOTES     31


                                     NOTES


32      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                   NOTES     33


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)

9804
SH-BKT-11910

                                  PROSPECTUS

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                  MAY 1, 1998


                                   AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                           Global Natural Resources
                                Utilities Fund

ADVISOR CLASS


                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                 Global Gold
                             Global Natural Resources
                                Utilities Fund


                                  PROSPECTUS


                                  MAY 1, 1998


            Global Gold * Global Natural Resources * Utilities Fund

                                 ADVISOR CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest in specialized equity markets are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


    Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services fee and distribution fee as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1998, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                             www.americancentury.com



    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                               1


                      INVESTMENT OBJECTIVES OF THE FUNDS

 AMERICAN CENTURY GLOBAL GOLD FUND

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

 AMERICAN CENTURY GLOBAL NATURAL RESOURCES FUND

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    The fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors (Sectors) of the Dow Jones World Stock Index* (DJWSI), excluding chemical companies.

 AMERICAN CENTURY UTILITIES FUND

    The Utilities Fund seeks current income and long-term growth of capital and income.


    The fund invests primarily in equity securities of companies engaged in the utilities industry.


                There is no assurance that the funds will achieve
                     their respective investment objectives.

  * The DJWSI is property of Dow Jones & Company, Inc. which is not affiliated with American Century.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    4
Performance Information of Other Class ....................................    5

INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ..........................................    8
   Core Investment Strategies .............................................    8
   Global Gold ............................................................    8
   Global Natural Resources ...............................................    9
   Utilities Fund .........................................................   10
Risk Factors and Investment Techniques ....................................   10
   Concentration Risk .....................................................   11
           Global Gold ....................................................   11
           Global Natural Resources .......................................   11
           Utilities Fund .................................................   11
      Foreign Securities Risk .............................................   12
      European Currency Unification .......................................   13
           Uncertainties as Unification Nears .............................   13
           Uncertainties After Unification of Currency ....................   13
      Risk of Using the Funds as a Hedge ..................................   14
 Other Investment Practices, Their Characteristics
      and Risks ...........................................................   14
      Portfolio Turnover ..................................................   14
      Convertible Securities ..............................................   14
      When-Issued Securities ..............................................   14
      Forward Currency Exchange Contracts .................................   14
      Gold Investments ....................................................   15
      Short-Term Instruments ..............................................   16
      Futures Contracts and Options Thereon ...............................   16
      Rule 144A Securities ................................................   16
      Indexed Securities ..................................................   17
      Other Techniques ....................................................   17
 Performance Advertising ..................................................   17


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American Century Funds ...........................   19
How to Exchange from One
   American Century Fund to Another .......................................   19
How to Redeem Shares ......................................................   19
Telephone Services ........................................................   19
   Investors Line .........................................................   19

ADDITIONAL INFORMATION YOU SHOULD KNOW


Share Price ...............................................................   20
   When Share Price is Determined .........................................   20
   How Share Price is Determined ..........................................   20
   Where to Find Information About Share Price ............................   21
Distributions .............................................................   21
Taxes .....................................................................   21
   Tax-Deferred Accounts ..................................................   21
   Taxable Accounts .......................................................   21
Management ................................................................   22
   Investment Management ..................................................   22
   Code of Ethics .........................................................   23
   Transfer and Administrative Services ...................................   24
   Year 2000 Issues .......................................................   24
Distribution of Fund Shares ...............................................   24
   Service and Distribution Fees ..........................................   25
Further Information About American Century ................................   25



     PROSPECTUS                                        TABLE OF CONTENTS      3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                   Global Gold,
                                                                  Global Natural
                                                                    Resources,
                                                                    Utilities

 SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ............................   none

Maximum Sales Load Imposed on Reinvested Dividends .................   none

Deferred Sales Load ................................................   none


Redemption Fee .....................................................   none


Exchange Fee .......................................................   none

 ANNUAL FUND OPERATING EXPENSES:

 (as a percentage of net assets)

Management Fees(1) .................................................  0.45%

12b-1 Fees(2) ......................................................  0.50%

Other Expenses .....................................................  0.01%

Total Fund Operating Expenses ......................................  0.96%

 EXAMPLE

You would pay the following expenses                          1 year  $ 10
on a $1,000 investment, assuming a                           3 years    31
5% annual return and redemption at                           5 years    53
the end of each time period:                                10 years    118


(1)A portion of the management fee may be paid by American Century Investment Management, Inc. to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management -- Transfer and Administrative Services," page 24.

(2)The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 25.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The funds offer one other class of shares, which is primarily made available to retail investors. This other class has a different fee structure than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other class. For additional information about the various classes, see "Further Information About American Century," page 25.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS



                    PERFORMANCE INFORMATION OF OTHER CLASS

                                  GLOBAL GOLD

  The Advisor Class of the fund was established September 2, 1997, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the time periods presented, the fund's performance results would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                         1997     1996      1995      1994      1993      1992      1991     1990      1989     1988(1)

PER-SHARE DATA

Net Asset
Value,
Beginning of Period ... $11.33  $12.37    $11.33    $13.67     $7.55     $8.28     $9.35    $11.71     $9.05    $10.00
                       -------  -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from
Investment Operations

  Net Investment
  Income ..............  0.09     0.06      0.02      0.03      0.01      0.02      0.02       --       0.04      0.09

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ........ (4.79)   (0.40)     1.03     (2.32)     6.12     (0.73)    (1.07)    (2.27)     2.75     (0.97)
                       -------  -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total From
  Investment
   Operations ......... (4.70)   (0.34)     1.05     (2.29)     6.13     (0.71)    (1.05)    (2.27)     2.79     (0.88)
                       -------  -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions

  From Net
  Investment Income ... (0.09)  (0.06)    (0.01)    (0.02)    (0.01)    (0.02)    (0.02)      --      (0.04)    (0.07)

  From Net Realized
  Gains on Investment
  Transactions ........ (0.20)  (0.64)      --        --        --        --        --      (0.09)    (0.09)      --

  In Excess of Net
  Realized Gains ......     --    --        --      (0.03)      --        --        --        --        --        --
                       -------  -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total Distributions.. (0.29)  (0.70)    (0.01)    (0.05)    (0.01)    (0.02)    (0.02)    (0.09)    (0.13)    (0.07)
                       -------  -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value,
End of Period .........  $6.34   $11.33    $12.37    $11.33    $13.67     $7.55     $8.28     $9.35    $11.71     $9.05
                        =======  =======   =======   =======   =======   =======   =======   =======   =======   =======
  Total Return(2) ..... (41.47)%  (2.76)%   9.25%   (16.75)%    81.22%   (8.65)%  (11.23)%   (19.43)%  29.93%    (9.19)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets ..........  0.67%    0.62%     0.61%     0.61%     0.72%     0.75%     0.75%     0.96%     1.00%      --

  Ratio of Net Investment
  Income to Average
  Net Assets ..........  0.92%    0.46%     0.17%     0.20%     0.23%     0.23%     0.30%     0.01%     0.36%   2.04%(3)

  Portfolio
  Turnover Rate .......   28%       45%       28%       42%       28%       53%       56%       21%       34%       1%

  Average Commission
  Paid per Share of
  Equity Security
  Traded ..............$0.0201  $0.0289  $0.0350      --(4)     --(4)     --(4)     --(4)     --(4)     --(4)     --(4)

  Net Assets, End
  of Period
(in thousands) .......$246,015  $432,587  $537,693  $568,030  $616,347  $163,777  $124,436  $104,163  $61,786  $7,683
----------

(1) August 17, 1988 (inception) through December 31, 1988.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) Annualized. (The period ended December 31, 1988 includes 0.76% from nonrecurring income.)

(4) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


     PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS      5


                    PERFORMANCE INFORMATION OF OTHER CLASS

                           GLOBAL NATURAL RESOURCES

  The Advisor Class of the fund was established September 2, 1997, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the time periods presented, the fund's performance results would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                               1997                1996           1995         1994(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................  $      11.91       $      10.66    $       9.61    $      10.00
                                                        ------------       ------------    ------------    ------------
Income From Investment Operations

Net Investment Income ................................          0.22               0.17            0.16            0.07

Net Realized and Unrealized Gain (Loss)
on Investment Transactions ...........................          0.08               1.46            1.22           (0.42)
                                                        ------------       ------------    ------------    ------------
Total From Investment Operations .....................          0.30               1.63            1.38           (0.35)
                                                        ------------       ------------    ------------    ------------
Distributions

From Net Investment Income ...........................         (0.23)             (0.17)          (0.16)          (0.04)

From Net Realized Gains on Investment Transactions ...         (0.50)             (0.21)          (0.17)           --
                                                        ------------       ------------    ------------    ------------
Total Distributions ..................................         (0.73)             (0.38)          (0.33)          (0.04)
                                                        ------------       ------------    ------------    ------------
Net Asset Value, End of Period .......................  $      11.48       $      11.91    $      10.66    $       9.61
                                                        ============       ============    ============    ============
Total Return(2) ......................................          2.50%             15.45%          14.41%          (3.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....          0.73%(3)           0.76%           0.76%           --

Ratio of Net Investment Income to Average Net Assets .          1.55%(3)           1.78%           2.02%           2.74%(4)

Portfolio Turnover Rate ..............................            41%                53%             39%           --

Average Commission Paid per Share of
Equity Security Traded ...............................  $     0.0254       $     0.0305    $     0.0280           --(5)

Net Assets, End of Period (in thousands) .............  $     46,556       $     66,021    $     30,157    $     18,972

(1) September 15, 1994 (inception) through December 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) A portion of the  management  fee was waived during the year ended  December
    31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


6     PERFORMANCE INFORMATION OF OTHER CLASS   AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                UTILITIES FUND

  The Advisor Class of the fund was established September 2, 1997, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the time periods presented, the fund's performance results would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                     1997          1996          1995          1994        1993(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .............................  $11.51         $11.44         $8.79        $10.24       $10.00
                                                  -------        -------       -------       -------      -------
Income From Investment Operations

  Net Investment Income .........................   0.43           0.45          0.42          0.44          0.36

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............   3.57           0.08          2.65         (1.45)         0.30
                                                  -------        -------       -------       -------      -------
  Total From
  Investment Operations .........................   4.00           0.53          3.07         (1.01)         0.66
                                                  -------        -------       -------       -------      -------
Distributions

  From Net Investment Income ....................  (0.42)         (0.46)        (0.42)        (0.44)        (0.36)

  From Net Realized Gains on
  Investment Transactions .......................  (0.85)           --            --            --          (0.06)
                                                  -------        -------       -------       -------      -------
  Total Distributions ...........................  (1.27)         (0.46)        (0.42)        (0.44)        (0.42)
                                                  -------        -------       -------       -------      -------
Net Asset Value, End of Period ..................  $14.24         $11.51        $11.44         $8.79        $10.24
                                                  =======        =======       =======       =======      =======
  Total Return(2) ...............................  35.82%          4.82%        35.70%       (10.03)%        6.60%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets .........................   0.72%          0.71%         0.75%         0.75%       0.50%(3)

  Ratio of Net Investment Income
  to Average Net Assets .........................   3.56%          3.88%         4.31%         4.67%       4.23%(3)

  Portfolio Turnover Rate .......................    92%            93%           68%           61%           39%

  Average Commission
  Paid per Share of Equity Security Traded ......  $0.0376        $0.0381       $0.0300        --(4)         --(4)

  Net Assets, End of Period (in thousands) ......  $209,962      $145,134      $218,794      $152,570      $194,314

(1) March 1, 1993 (inception) through December 31, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.



     PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS       7


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

CORE INVESTMENT STRATEGIES

    The manager uses quantitative management strategies in pursuit of the funds' respective investment objectives. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

    The primary management technique the manager uses is portfolio optimization. The manager constructs the fund's portfolio to match the fund benchmarks' risk characteristics and, in turn, the benchmarks' performance.

GLOBAL GOLD

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.


    The manager will construct Global Gold's portfolio to match the risk characteristics of the market for gold and gold-related equity securities and, in turn, attempt to produce performance indicative of performance in the worldwide gold equities market. As part of evaluating and determining the appropriate investments for Global Gold, the manager intends to utilize various benchmarks, including a proprietary benchmark developed and monitored by the manager.

    The manager's proprietary benchmark is designed to reflect the securities market identified by Global Gold's investment objective. The benchmark is comprised of securities of companies throughout the world that are engaged in mining, processing, exploring for or otherwise dealing with gold or other precious metals (Gold Companies). The Gold Companies included in the manager's proprietary benchmark must receive a minimum percentage of their revenues from gold-related activities or have a minimum percentage of their assets invested in gold-related assets, such as gold mines. In addition, the Gold Companies that will be included in the manager's proprietary benchmark also must meet minimum market capitalization requirements. The manager may change the composition and characteristics of the proprietary benchmark as warranted by developments in the global gold market.

    Global  Gold  will   concentrate  its  investments  in  securities  of  Gold
Companies.  Under  normal  circumstances,  at least  65% of the  value of Global
Gold's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium- or short-life gold mines.


    Global Gold may invest in common stocks, securities convertible into common stocks and sponsored or unsponsored American Depositary Receipts (ADRs) for the securities of Gold Companies, all of which may be traded on a securities exchange or over-the-counter. In seeking income or in times when a conservative policy is warranted, Global Gold may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper, any of which may or may not be rated by nationally recognized securities rating agencies.

    As part of its global investment strategy, Global Gold will normally invest in securities of issuers


8 INFORMATION REGARDING THE FUNDS                   AMERICAN CENTURY INVESTMENTS


located in at least three different countries, one of which may be the United States. For temporary defensive purposes, however, Global Gold may invest in less than three countries. The manager anticipates that a substantial portion of Global Gold's assets will be invested in securities of companies domiciled in or operating in one or more foreign countries. There are certain risks which are posed to Global Gold when it invests in foreign securities. See "Risk Factors and Investment Techniques--Foreign Securities Risk," page 12. These risks may be greater as Global Gold increases its investments in regions outside North America.

    The manager works to balance three goals:

    * To construct Global Gold's portfolio composition so that its risk and investment performance characteristics will match the selected benchmarks as closely as possible while meeting IRS diversification requirements;

    * To keep enough cash on hand to meet shareholder redemption requests and pay operational expenses; and

    *   To keep portfolio transaction costs low.

    Global  Gold is a  "non-diversified  company"  as defined in the  Investment
Company Act of 1940 (the Investment Company Act), which means that the proportion of Global Gold's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Internal Revenue Code of 1986, as amended, limits the proportion of assets a fund may invest in the securities of any single issuer. Global Gold intends to adhere to these limits in order to qualify as a regulated investment company.

GLOBAL NATURAL RESOURCES

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    Global Natural Resources invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors (Sectors) of the Dow Jones World Stock Index* (DJWSI), excluding chemical companies.


    The DJWSI (which is market-capitalization weighted) was created on January 5, 1993, and currently consists of approximately 2,800 stocks of U.S. and foreign companies representing approximately 28 countries and 120 industry groups and subgroups, which are grouped into nine broad market sectors. These nine sectors include the Energy and Basic Materials sectors.


    The value of the DJWSI is calculated each day the New York Stock Exchange (the Exchange) is open for trading and is based on prices at the close of the Exchange, usually 3 p.m. Central time. Foreign securities are valued in U.S. dollars based on the exchange rates as of the close of the Exchange.

    The DJWSI editors select companies and stocks based entirely on their own criteria, which they may change at any time. The DJWSI is divided into categories determined by the editors of The Wall Street Journal, who may alter their categorization without consulting the companies, the stock exchanges, or any official agency. The industries currently included in the Energy and Basic Materials sectors (excluding chemical companies) are:

ENERGY SECTOR                                        BASIC MATERIALS SECTOR
--------------------------------------------------------------------------------

Coal                                                              Aluminum
Oil Drilling                                      Other Non-Ferrous Metals
Oil Companies, Major                                       Forest Products
Oil Companies, Secondary                               Mining, Diversified
Oilfield Equip/Services                                     Paper Products
Pipelines                                        Precious Metals and Steel
--------------------------------------------------------------------------------

    Although the chemicals industry is included in the DJWSI Basic Materials sector, Global Natural Resources does not invest in the chemicals industry. Typically, chemical companies do not maintain large natural resources inventories, but rather focus on chemical product development.

    In order to minimize transaction costs, Global Natural Resources uses the portfolio optimization technique (described in "Core Investment Strategies," page 8) instead of holding all of the securities included in the Sectors.

    Even though Global Natural Resources' portfolio is not constructed to match the composition of the

    *Dow Jones & Company, Inc. has not participated in any way in the creation of the fund or in the selection of the stocks included in Global Natural Resources' portfolio and has not approved any information included in the Prospectus relating thereto. the DJWSI is the property of Dow Jones & Company, Inc.


     PROSPECTUS                          INFORMATION REGARDING THE FUNDS       9


Sectors, the manager does not expect Global Natural Resources' total return to vary from the combined return of the Sectors by more than five percentage points per year. However, the manager may periodically need to adjust Global Natural Resources' holdings to more closely match the composition of the Sectors in order to reduce performance deviation.

    Sector performance is calculated monthly on a total return basis, using beginning-of-the-month capitalization weightings and assuming reinvestment of dividends. Global Natural Resources' ability to match Sector performance may depend in part on market conditions, shareholder activity, transaction costs, Global Natural Resources' size, and tax considerations.

    Global Natural Resources is a "non-diversified company" as defined in the Investment Company Act, which means that the proportion of Global Natural Resources' assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Code limits the proportion of assets a fund may invest in the securities of any single issuer. Global Natural Resources intends to adhere to these limits in order to qualify as a regulated investment company.

    As an operating policy, Global Natural Resources will remain as fully invested as practicable in securities of companies included in the Sectors; therefore, investors bear the risk of a general decline in the stock prices of issuers included in the Sectors. Although Global Natural Resources invests primarily in securities of companies included in the Sectors, it also may invest up to 10% of its total assets in other types of securities (see "Other Investment Practices, Their Characteristics and Risks," page 14). However, Global Natural Resources may invest up to 35% of its total assets in when-issued and forward commitment agreements if necessary to purchase Sector securities. Such investments may be made to improve portfolio diversification and to provide extra cash to meet redemptions and day-to-day operating expenses.

UTILITIES FUND


    The Utilities Fund seeks current income and long-term growth of capital and income. The Utilities Fund invests primarily in equity securities of companies engaged in the utilities industry.


    Under normal market conditions, the Utilities Fund invests at least 75% of its total assets in equity securities of companies engaged in the utilities industry. Such companies may include: public utility companies, whose user rates are set by a government entity such as a state utilities commission; companies with non-regulated utility operations; or companies with a combination of regulated and non-regulated utility operations. Within this 75% category, the Utilities Fund will not buy shares of a company unless 50% or more of the company's revenues or net profits are derived from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, pay television (e.g., cable), water or sanitary services to the public.

    To enhance dividend income, increase portfolio diversification or support share price stability, the Utilities Fund may invest up to 25% of its total assets in fixed-income securities (i.e., bonds issued by the U.S. government or its agencies, bonds issued by companies engaged in the utilities industry (utility bonds) or bonds issued by non-utility corporations).

    The manager may invest up to 5% of the Utilities Fund's total assets in non-utility corporate bonds. The Utilities Fund's corporate debt holdings must be of investment-grade quality.

    To be considered investment-grade, a bond must be rated BBB/Baa or better by a nationally recognized statistical rating organization (a rating agency) or be judged to be of comparable quality by the manager under the direction of the Board of Directors. If a bond held by the Utilities Fund is downgraded by a rating agency, the manager will not necessarily sell the bond unless it determines that the bond is no longer of investment-grade quality.

    In recent years, changes in the regulatory climate have allowed public utility companies to provide products and services outside of their traditional geographic areas. The manager seeks to maximize the benefits from both increased competition and expanded growth prospects that are expected to arise from these changes.


    The Utilities Fund is a "diversified" investment company as defined in the Investment Company Act. This means that investments in any single issuer are limited by restrictions in the Investment Company Act.


 RISK FACTORS AND INVESTMENT TECHNIQUES

    The funds may be an appropriate component of a stock portfolio for investors seeking total return through


10 INFORMATION REGARDING THE FUNDS                  AMERICAN CENTURY INVESTMENTS



investments in stocks (both equity and specialized), bonds and short-term instruments. The funds work best for long-term investors who are prepared to endure fluctuations in the values of the special market categories in which each of the funds invests. An investment in any one of the funds does not constitute a balanced investment plan.


CONCENTRATION RISK


    Because each fund concentrates its investments in a particular industry or sector, each may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Each fund therefore serves a different purpose than a general stock fund. Each fund is particularly vulnerable to risks specific to issuers in its area of specialty.


GLOBAL GOLD

    Many investors perceive that gold investments hedge against inflation, currency devaluations and general stock market declines; however, there is no assurance that these historical inverse relationships will persist. Changing market conditions (i.e., fluctuating operating costs, political events, and changes in interest rates and currency rates) may affect gold prices and tend to have a more exaggerated effect on gold stocks. Because of their high share price volatility, gold stocks are considered speculative and may affect Global Gold's share price. Investment in Global Gold shares may involve special considerations, including: fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and over control of the sale of gold; changes in U.S. or foreign tax, currency or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions.

GLOBAL NATURAL RESOURCES

    Global Natural Resources is particularly vulnerable to risks specific to natural resources companies. Historically, during periods of economic or financial instability, the securities of some natural resources companies become subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and unstable supplies of precious and industrial metals, oils, coal, timber or other natural resources. Price instability may adversely affect the earnings of natural resources companies. Natural resources companies also may be subject to risks associated with extraction of natural resources, such as mining and oil drilling accidents, and the hazards associated with natural resources such as fire and drought.

UTILITIES FUND

    Public utilities companies have historically provided above-average dividends, which may make their stocks appropriate for long-term, income-oriented investors. Historically, utility stocks have generally been considered to be among the most conservative equity securities despite their vulnerability to inflation and regulation. However, increased competition and a trend toward deregulation have created opportunities for growth, as well as greater price volatility, among utilities stocks.

    As indicated on this page, Chart 1 compares the rate of dividend growth for the Standard & Poor's Utilities Index (S&P Utilities Index) with the rate of inflation as measured by the Consumer Price Index (CPI) over a 50-year period.

[line chart - data below]

CHART 1 - GROWTH OF UTILITY STOCK
DIVIDENDS VS. INFLATION
              Inflation        S&P Utilities
               (CPI)          Index Dividends
Dec-47         $1.00             $1.00
Dec-48         $1.03             $1.02
Dec-49         $1.01             $1.10
Dec-50         $1.07             $1.18
Dec-51         $1.13             $1.22
Dec-52         $1.14             $1.22
Dec-53         $1.15             $1.31
Dec-54         $1.14             $1.38
Dec-55         $1.15             $1.45
Dec-56         $1.18             $1.57
Dec-57         $1.21             $1.66
Dec-58         $1.23             $1.70
Dec-59         $1.25             $1.81
Dec-60         $1.27             $1.90
Dec-61         $1.28             $2.00
Dec-62         $1.30             $2.09
Dec-63         $1.32             $2.20
Dec-64         $1.33             $2.37
Dec-65         $1.36             $2.54
Dec-66         $1.40             $2.74
Dec-67         $1.45             $2.92
Dec-68         $1.52             $3.05
Dec-69         $1.61             $3.14
Dec-70         $1.70             $3.23
Dec-71         $1.75             $3.32
Dec-72         $1.81             $3.38
Dec-73         $1.97             $3.47
Dec-74         $2.21             $3.53
Dec-75         $2.37             $3.66
Dec-76         $2.48             $3.84
Dec-77         $2.65             $4.13
Dec-78         $2.89             $4.42
Dec-79         $3.27             $4.76
Dec-80         $3.68             $5.06
Dec-81         $4.01             $5.45
Dec-82         $4.16             $5.84
Dec-83         $4.32             $6.17
Dec-84         $4.49             $6.60
Dec-85         $4.66             $6.87
Dec-86         $4.71             $7.17
Dec-87         $4.92             $7.53
Dec-88         $5.14             $7.78
Dec-89         $5.38             $8.05
Dec-90         $5.71             $8.46
Dec-91         $5.88             $8.68
Dec-92         $6.05             $8.72
Dec-93         $6.22             $8.84
Dec-94         $6.39             $9.04
Dec-95         $6.55             $9.06
Dec-96         $6.77             $9.84
Dec-97         $6.90             $10.30

    Source: Ibbotson Associates

    Historically, common stock dividend yields for public utility companies have exceeded comparable figures for the broader market while offering investors comparatively less share price volatility. Chart 2 compares common stock dividend yields for the S&P Utilities Index with those of the broader Standard & Poor's 500 Composite Stock Price Index (S&P 500) from 1947 to 1997.


     PROSPECTUS                          INFORMATION REGARDING THE FUNDS     11

[line chart - data below]

CHART 2 - STOCK DIVIDEND YIELDS
S&P UTILITIES INDEX VS. S&P 500
                      S&P 500 Yield      S&P Utilities Index Yield
Dec-47                    5.49%                    6.02%
Dec-48                    6.12%                    6.23%
Dec-49                    6.80%                    5.42%
Dec-50                    7.20%                    5.98%
Dec-51                    5.93%                    5.52%
Dec-52                    5.31%                    4.89%
Dec-53                    5.84%                    5.10%
Dec-54                    4.28%                    4.53%
Dec-55                    3.61%                    4.48%
Dec-56                    3.73%                    4.85%
Dec-57                    4.48%                    5.07%
Dec-58                    3.17%                    3.86%
Dec-59                    3.06%                    3.96%
Dec-60                    3.36%                    3.59%
Dec-61                    2.82%                    3.02%
Dec-62                    3.38%                    3.36%
Dec-63                    3.04%                    3.25%
Dec-64                    2.95%                    3.11%
Dec-65                    2.94%                    3.30%
Dec-66                    3.57%                    3.88%
Dec-67                    3.03%                    4.33%
Dec-68                    2.96%                    4.29%
Dec-69                    3.43%                    5.49%
Dec-70                    3.41%                    5.14%
Dec-71                    3.01%                    5.43%
Dec-72                    2.67%                    5.42%
Dec-73                    3.46%                    7.25%
Dec-74                    5.25%                   10.32%
Dec-75                    4.08%                    8.08%
Dec-76                    3.77%                    6.93%
Dec-77                    4.90%                    7.40%
Dec-78                    5.28%                    8.93%
Dec-79                    5.23%                    9.28%
Dec-80                    4.54%                    9.46%
Dec-81                    5.41%                   10.08%
Dec-82                    4.88%                    9.46%
Dec-83                    4.30%                    9.14%
Dec-84                    4.50%                    8.53%
Dec-85                    3.74%                    7.22%
Dec-86                    3.42%                    6.26%
Dec-87                    3.57%                    7.23%
Dec-88                    3.50%                    6.76%
Dec-89                    3.13%                    5.05%
Dec-90                    3.66%                    5.77%
Dec-91                    2.93%                    5.48%
Dec-92                    2.84%                    5.40%
Dec-93                    2.70%                    5.02%
Dec-94                    2.87%                    5.90%
Dec-95                    2.24%                    4.38%
Dec-96                    2.01%                    4.85%
Dec-97                    1.60%                    4.28%

    Source: Ibbotson Associates

    Chart 3 illustrates historical risk (or volatility) in the utilities sector by comparing the historical risk and reward characteristics of the S&P Utilities Index with comparable figures for the S&P 500 and a U.S. Treasury bond with a remaining maturity of 20 years.

[bullet graph - data below]
CHART 3 - RISK VS. REWARD (1947-1997)
                                         T-Bond       S&P 500      S&P Utilities
Reward - Average Annual Total Return      5.35%        11.94%          9.26%
Risk - Standard Deviation                10.54%        16.57%         15.79%

    Source: Ibbotson Associates

    Note that while the S&P Utilities Index was less volatile than the S&P 500, it also produced lower returns than the S&P 500 during the period illustrated above. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the Exchange. Investors cannot invest directly in the S&P 500.

    The preceding charts show the characteristics of utilities stocks that have attracted investors in the past. Regulatory and competitive factors are changing the utilities industry considerably, and there is no assurance that these historic trends will continue. Within any one market sector, a period of above average performance may be followed by a period of below average performance.

FOREIGN SECURITIES RISK


    Because of Global Gold's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Global Gold's assets is generally invested in securities of companies domiciled or operating in one or more foreign countries. Depending upon the composition of the Sectors, Global Natural Resources also invests in foreign securities. The Utilities Fund may invest up to 10% of its assets in securities of foreign utility companies.


    Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

    In particular, liquidity of a fund's portfolio may be affected by a fund's global exposure. While the funds intend to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries.


    Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the funds of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments, which could affect assets of the fund invested in issuers in foreign countries. In particular, investments by Global Gold in Gold Companies located in South Africa, which comprise a significant component of the global gold industry, may present greater risks to Global Gold than investments in other countries because of South Africa's relatively unstable internal political conditions.


    In addition, issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available to the investing public than with sponsored ADRs. The manager will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored


12 INFORMATION REGARDING THE FUNDS                  AMERICAN CENTURY INVESTMENTS


and unsponsored ADRs to attempt to limit each fund's exposure to the market risk associated with such investments.


EUROPEAN CURRENCY UNIFICATION

    The following change in European currency may affect Global Gold and Global Natural Resources.

    Many European countries are about to adopt a single European currency, the euro. Once it has been determined which countries will participate in the Economic and Monetary Union (EMU), the euro will become legal tender in these countries effective January 1, 1999. The countries currently participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain. The notable countries missing from the new unified currency are Great Britain, Denmark and Sweden. A new European Central Bank (ECB) will be created to manage the monetary policy of the new unified region. On the same day, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

    This change is likely to significantly impact the European capital markets in which the funds invest. The biggest changes will be the additional risks that the funds will face in pursuing its investment objective. All of the risks described below may increase the funds' share price volatility.

UNCERTAINTIES AS UNIFICATION NEARS

    Taxes. The IRS has not determined the proper tax treatment of the currency conversion, particularly whether the conversion to the new currency will result in recognition of gain or loss. There is a risk that the funds' distribution of income will be impacted by these tax uncertainties. For example, recognition of gain or loss on the conversion could result in distributions from a fund of income for which no cash has been received.

    Volatility of Currency Exchange Rates. Exchange rates between the U.S. dollar and European currencies (particularly the German mark) will likely become more volatile and unstable, particularly between now and January 1, 1999.

    Capital Market Reaction. Uncertainty in the lead-up to introduction of the euro may lead to a shift by institutional money managers away from European currencies and into Swiss francs, U.S. dollars or Japanese yen. This reaction may make markets less liquid and thus more difficult for the fund to pursue its investment strategy.

    Conversion Costs. European issuers of securities in which the funds invest, particularly those that deal in goods and services, may face substantial conversion costs. These costs may not be accurately anticipated and therefore present another risk factor that may affect issuer profitability and creditworthiness.

    Potential for Delay. Despite all of the preparations by the participating European countries, it is still possible that currency unification may be delayed from its January 1, 1999, implementation date. Such a delay could introduce still more risks, since uncertainty would be increased and there would be economic costs to unwind some of the infrastructure created in anticipation of the unification.

    Treatment of European Currency Units. The ECU is the currency basket used as the unit of account by the European Community. While it is not a currency, it is treated like one by capital markets for settlement purposes. When the new European currency is introduced, the value of the ECU will become fixed. Because the treatment of ECU in some financial contracts is not uniform, their value may be altered by the event.

    Lack of European Unanimity. Because some European countries will not be participants in the euro, there could be greater volatility in the exchange rate between these nonparticipating countries and new unified currency. While this risk is particularly high between now and the effective date of currency unification, it could also remain during the initial periods after unification.

UNCERTAINTIES AFTER UNIFICATION OF CURRENCY

    Contract Continuity. Some financial contracts may become unenforceable when the currencies are unified. These financial contracts may include bank loan agreements, master agreements for swaps and other derivatives, master agreements for foreign exchange and currency option transactions and debt securities. The risk of unenforceability may arise in a number of ways: For example, a contract used to hedge against exchange-rate volatility between two EU currencies will become "fixed," rather than "variable," as part of



PROSPECTUS                                   INFORMATION REGARDING THE FUNDS  13



the conversion since the currencies have, in effect, disappeared for exchange purposes.

    The European Council and the State of New York have enacted laws and regulations designed to ensure that financial contracts will continue to be enforceable after conversion. There is no guarantee, however, that these laws will be completely effective in preventing disputes from arising. Disputes and litigation over these contract issues could negatively impact the funds' portfolio holdings and may create uncertainties in the valuation of financial contracts the funds hold.

    ECB Policymaking. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile.

RISK OF USING THE FUNDS AS A HEDGE

    Many investors may perceive that Global Gold and Global Natural Resources offer a hedge against certain economic or market events. Global Gold may be perceived as a hedge against general price inflation, currency devaluations and general stock market declines. Global Natural Resources may be perceived as a hedge against commodity-price driven inflation. While there may be some empirical support to these perceptions, there is no assurance that these historical inverse relationships will persist.


 OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objective. The manager believes the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve the objective and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly higher transaction costs that the funds pay directly. Higher portfolio turnover also may increase the likelihood that the capital gains, if any, realized and distributed by a fund will include short-term capital gains, which are taxable as ordinary income.


CONVERTIBLE SECURITIES

    In addition to common stock, the funds may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks and warrants. The manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

    Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security tends to increase in market value when interest rates rise. The price of a convertible security also is influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


WHEN-ISSUED SECURITIES


    Each of the funds may sometimes purchase new issues of securities on a when-issued basis or forward commitment basis when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or appropriate liquid assets in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

FORWARD CURRENCY EXCHANGE CONTRACTS


    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities,



14 INFORMATION REGARDING THE FUNDS                  AMERICAN CENTURY INVESTMENTS



such as depositary receipts, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.


    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or appropriate liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

    At any  given  time,  no more  than 10% of a  fund's  total  assets  will be
committed  to  a  segregated   account  in  connection  with  portfolio  hedging
transactions.

GOLD INVESTMENTS

    Global Gold may purchase gold, gold certificates or gold futures (referred to collectively as Gold Investments), although it will not purchase gold in any form that is not readily marketable and that cannot be stored in accordance with custody regulations applicable to mutual funds.

    The manager may use a Gold Investment when it judges the price of gold to be artificially low. The manager also may use a Gold Investment as a hedge if it expects a rise in the price of gold to correlate with rising prices of Global Gold's other gold-related investments. If gold prices rise as the manager predicted, proceeds from the sale of the Gold Investment may be used to cover the increased price of the hedged security. However, if the price of the Gold Investment declines, Global Gold may suffer a loss.

    Direct purchases of gold bullion or coins may generate higher custody and transaction costs than other types of investments and do not generate interest or dividend income for Global Gold. The sole source of return on such investments is from gain (or losses) realized at the time of sale. Gold coins may be purchased for their intrinsic value only and not for their numismatic value.

    Internal   Revenue  Service  (IRS)  income  tests  and  certain  state  laws effectively  limit the amount of Gold Investments  Global Gold may make.  Global
Gold


PROSPECTUS                                   INFORMATION REGARDING THE FUNDS  15


intends to make such investments only to the extent permitted by these limits.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.


    Each fund may invest up to 5% of its total assets in any money market fund advised by the manager, provided that the investment is consistent with the fund's respective investment policies and restrictions. Each fund's total investment in money market funds may not exceed 10% of its total assets.


FUTURES CONTRACTS AND OPTIONS THEREON

    The funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


    Futures contracts and options thereon may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager.



16 INFORMATION REGARDING THE FUNDS                  AMERICAN CENTURY INVESTMENTS


Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

INDEXED SECURITIES

    Global  Natural  Resources may invest in indexed  securities  whose value is linked to commodities including, but not limited to, notes indexed to the Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock and metals commodities. Global Natural Resources may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

OTHER TECHNIQUES

    The manager may buy other types of securities or employ other portfolio management techniques on behalf of a fund including reverse repurchase agreements. When SEC guidelines require it to do so, a fund will set aside cash or appropriate liquid assets in a segregated account to cover the fund's obligations.

 PERFORMANCE ADVERTISING


    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Advisor Class and for the other class.


    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price. The effective yield is calculated in a similar manner, but when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.


    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc.) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with



PROSPECTUS                                  INFORMATION REGARDING THE FUNDS  17


other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


18      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.

 HOW TO PURCHASE AND SELL AMERICAN CENTURY

 FUNDS

    One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about a fund, see "Investment  Policies of the Funds,"
page  8,  or  call  one  of  our  Institutional   Service   Representatives   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 20.

    We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

 HOW TO EXCHANGE FROM ONE AMERICAN CENTURY FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

 HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell (redeem) your shares at their net asset value through the plan or financial intermediary. Your plan administrator, trustee, financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 20. If you have any questions about how to redeem, contact your plan administrator, employee benefits office or service representative at your financial intermediary, as applicable.

 TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     19


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

 SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investments and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the company's behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the company's net asset value next determined after acceptance on the company's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


20    ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of each fund may be obtained by calling us.

 DISTRIBUTIONS


    For the Utilities Fund, distributions from net income will be declared and paid quarterly. Global Gold Fund and Global Natural Resources Fund pay dividends, if any, on a semi-annual basis in June and December.


    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 20. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.


    In general, distributions from net investment income and net realized securities gains, if any, are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.


    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


 TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend



PROSPECTUS                            ADDITIONAL INFORMATION YOU SHOULD KNOW  21



because they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% and/or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, we or your financial intermediary are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.


 MANAGEMENT

INVESTMENT MANAGEMENT

    The funds are open-end series of the American Century Quantitative Equity Funds (the company). The


22  ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENTS


Utilities Fund is a diversified series, while Global Gold and Global Natural Resources are non-diversified series. Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the company. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a fund or of sectors of a fund as necessary between team meetings.


    JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, joined American Century in 1982, and supervises the portfolio management teams that manage Global Gold and Global Natural Resources. He has been a member of the team that manages Utilities since its inception.

    KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990, and has served as the Director of Quantitative Equity Research since then. Mr. Borgwardt joined the team managing Utilities in May 1997.

    WILLIAM MARTIN, Vice President and Senior Portfolio Manager, has served on the management team for Global Gold and Global Natural Resources since their inception dates.


    JOSEPH B. STERLING, Portfolio Manager, joined the team managing Global Natural Resources in November 1996, and the team managing Utilities in May 1997. Prior to joining the portfolio management team for Global Natural Resources, Mr. Sterling served as an Associate Portfolio Manager. Mr. Sterling joined American Century in 1989 as an Equity Research Analyst and held that position until December 1995 when he was promoted to Associate Portfolio Manager.


    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.


    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category which are managed by the manager (the Investment Category
Fee). The three investment categories are: Money Market Funds, Bond Funds, and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager. Currently, the Investment Category Fee for each of the funds is an annual rate of 0.40% of the average net assets of the fund. The Complex Fee is currently an annual rate of 0.05% of the average net assets of each fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.


    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that


PROSPECTUS                            ADDITIONAL INFORMATION YOU SHOULD KNOW  23


employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998).

    The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost. In light of these remediation efforts, the funds do not anticipate a material adverse impact on their business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.


 DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.



24     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


SERVICE AND DISTRIBUTION FEES


    Rule 12b-1 adopted by the SEC under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and entered into a Master Distribution and Shareholder Services Plan (the Plan) with the distributor. Pursuant to the Plan, each fund pays the manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the funds, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Multiple Class Structure--Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

 FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    American Century offers two classes of the funds offered by this Prospectus: an Investor Class and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is primarily made available to retail investors. The other class has different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.


     PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     25



    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.



26     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                   NOTES     27


                                     NOTES


28    NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                   NOTES     29


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

WWW.AMERICANCENTURY.COM

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)
9804           [recycled logo]
SH-BKT-11911      Recycled

                       STATEMENT OF ADDITIONAL INFORMATION

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                   MAY 1, 1998


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                   Global Gold
                            Global Natural Resources
                                 Utilities Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1998


                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


This is the Statement of Additional Information for the American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund. This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus dated May 1, 1998. The funds' annual reports for the fiscal year ended December 31, 1997, are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS


Investment Policies and Techniques ........................................    2
Special Considerations Regarding Global Gold's Investment Policies ........   10
Risk Factors (Utilities Fund) .............................................   11
Investment Restrictions ...................................................   12
Portfolio Turnover ........................................................   13
Performance Advertising ...................................................   14
Taxes .....................................................................   15
Capital Stock .............................................................   17
Custodian Banks ...........................................................   18
Independent Accountants ...................................................   18
Multiple Class Structure ..................................................   18
Brokerage .................................................................   19
Officers and Directors ....................................................   20
Management ................................................................   22
Holidays ..................................................................   24
Financial Statements ......................................................   24



     STATEMENT OF ADDITIONAL INFORMATION                                       1


 INVESTMENT POLICIES AND TECHNIQUES

    The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

    Each fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND FORWARD COMMITMENT  AGREEMENTS

    Each fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, a fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than a fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

    On the settlement date, the market value of the security may be more or less than its purchase or sale price under the agreement. If the other party to a when-issued or forward commitment agreement fails to deliver or pay for the security, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund does not earn interest on purchased securities until the settlement date.

CONVERTIBLE SECURITIES

    Each fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the funds may buy.

    Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

    Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.


2                         AMERICAN CENTURY INVESTMENTS


    Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS

    In a repurchase agreement (repo), a fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.


    American Century Investment Management, Inc. (the manager) attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines that govern repurchase agreements. These guidelines strictly govern
(i) the type of  securities  which may be  acquired  and held  under  repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of a fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which a fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Directors reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom a fund may enter into repurchase agreements. A fund may enter into a repurchase agreement only with an entity that appears on a list of entities that have been approved by the Board as sufficiently creditworthy.


    The funds have received permission from the Securities and Exchange Commission (SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the manager. Joint repos are expected to increase the income the funds can earn from repo transactions without increasing the risks associated with these transactions.


FOREIGN SECURITIES

    The funds may buy securities of foreign issuers in foreign markets. With respect to the Global Gold and Utilities Funds, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York shares." Please refer to the discussion under "Depositary Receipts" on page 5. The Utilities Fund may invest in foreign-currency-denominated debt or equity securities of companies engaged in the utilities industry that trade in foreign markets if the manager believes that such investments will be advantageous to the fund.

    Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

    Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.


    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.


    Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment,


STATEMENT OF ADDITIONAL INFORMATION                                            3

or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

    Each fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The manager may engage in foreign currency exchange transactions on behalf of a fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or forward contracts).

    A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When a fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in the underlying securities transaction for a fixed amount of U.S. dollars, the manager can protect a fund against a possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

    However, it should be noted that using forward contracts to protect a fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.


    Successful use of forward contracts depends on the manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter a fund's exposure to currency exchange rate activity and could result in losses to a fund if currencies do not perform as the manager anticipates. A fund also may incur significant costs when converting assets from one currency to another.


    Foreign  exchange  dealers  do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

    The funds use forward contracts for currency hedging purposes only and not for speculative purposes. The funds are not required to enter into forward contracts with regard to foreign holdings and will not do so unless this procedure is deemed appropriate by the manager.

    The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of each fund as a regulated investment company.

NON-SECTOR EQUITY SECURITIES (GLOBAL NATURAL RESOURCES)

    Global Natural Resources may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index. These may include small companies that do not meet the capitalization requirement for inclusion in the Energy and Basic Materials sectors (Sectors) but that the manager believes represent significant investment opportunities for the fund.

    Within this category, the manager attempts to select securities of issuers whose revenues and earnings are expected to be influenced by changes in the prices of natural resources and that are expected to perform in a manner that causes the fund's performance to closely track the performance of the Sectors.


4                         AMERICAN CENTURY INVESTMENTS


DEPOSITARY RECEIPTS

    American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

    ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the fund from the foreign settlement risks described under the section titled "Foreign Securities" on page 3.

RESTRICTED SECURITIES

    Restricted securities held by the funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the funds may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to try to register the securities.


PORTFOLIO LENDING


    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES (UTILITIES FUND)

    The Utilities Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the advisor anticipates a decline in the price of the stock underlying a convertible security the fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

    When the fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

FUTURES AND OPTIONS TRANSACTIONS

    FUTURES TRANSACTIONS. A fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Futures contracts provide for the sale by one party and purchase by another party of a specific security (gold bullion, for example) at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.


     STATEMENT OF ADDITIONAL INFORMATION                                      5


    Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

    To initiate and maintain open positions in futures contracts, a fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a fund's investment restrictions.

    Some futures contract strategies carry a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to a fund.

    Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The funds will not utilize futures contracts for speculative purposes.

    Although techniques other than trading futures contracts can be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.


    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund also may terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.


    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT AND CALL OPTIONS. If a fund writes a put option, it takes the opposite side of the transac-


6                              AMERICAN CENTURY INVESTMENTS


tion from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer also will profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    COMBINED POSITIONS. A fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, because these options generally can be closed out only by negotiation with the other party to the option.

    OPTIONS ON FUTURES. By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with issuers, maturities, or other characteristics different from those of the securities in which it typically invests (for example, it may hedge intermediate-term securities with a futures contract based on an index of long-term bond prices or hedge stock holdings with futures contracts on a broad-based stock index


STATEMENT OF ADDITIONAL INFORMATION                                            7


such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500)) which involves a risk that the options or futures position will not track the performance of the fund's other investments.

    Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments are well correlated with a fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices in the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    RISKS AND LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent the manager's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.

    There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price increases or decreases more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the fund could be required to continue holding a position until delivery or expiration regardless of changes in the value of the position. Under these circumstances, the fund's access to assets held to cover its future and options positions also could be impaired.

    Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the United States and may not involve clearing mechanisms or guarantees similar to those available in the United States. The value of a futures contract or option traded on a foreign exchange may be adversely affected by lesser trading volume and the imposition of different exercise and settlement terms, trading procedures, and margin requirements.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a fund can commit assets to initial margin deposits and options premiums.

    The Utilities Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of its net assets.

    Each fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of its total assets. To the extent required by law, Global Natural Resources will set aside cash and appropriate liquid assets in a segregated account to


8                             AMERICAN CENTURY INVESTMENTS


cover its obligations related to futures contracts and options. Financial futures or options purchased or sold will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that it may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, Global Natural Resources has undertaken to limit aggregate premiums paid on all options purchased to no more than 5% of its total net asset value.


    The funds intend to comply with tax rules applicable to regulated investment companies.


    FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. A fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.


    The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above.
Values of currency futures and options can be expected to correlate with exchange rates but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a German mark-denominated security from a decline in the German mark, but it will not protect a fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments over time.


INDEXED SECURITIES (GLOBAL NATURAL RESOURCES)

    Global Natural Resources may invest in indexed securities whose value is linked to commodities, including, but not limited to, notes indexed to Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock, and metals commodities. The fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

    A commodity-linked note enables the investor to purchase a note whose coupons or redemption value is linked to the performance of a particular commodity price. The fund may purchase and sell indexed securities for investment purposes as well as hedging purposes to the extent permitted by applicable law. Indexed securities may have return characteristics similar to direct investments in the underlying commodity or to one or more options on the underlying commodity. Indexed securities may be more volatile than the underlying commodity itself and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security.

    The fund may  invest in  indexed  securities  to track the  Sectors at lower
transaction  costs  or  to  take  advantage  of  investment   opportunities  not
represented by the Sectors.

GOLD INVESTMENTS (GLOBAL GOLD)

    GOLD BULLION. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Global Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The fund's ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), as well as the diversification requirements of the Investment


STATEMENT OF ADDITIONAL INFORMATION                                            9


Company Act of 1940, as amended (the 1940 Act). In addition, the ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund's shares are qualified for sale.


    Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in New York, London and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers, unless, in the investment's manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Because gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.


SPECIAL CONSIDERATIONS REGARDING GLOBAL GOLD'S INVESTMENT POLICIES

    As is the case with respect to virtually all investments, there are risks inherent in Global Gold's policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described above, such investments may involve the following special considerations:

    FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has recently been subject to substantial movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the fund's investments in such securities also may be affected.

    POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. At the current time there are only four major sources of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.


    TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the United States, and of foreign countries, may inhibit the fund's ability to pursue or may increase the cost of pursuing its investment programs. For example, in September 1985, the government of South Africa reimposed a two-tier currency system. While this system may be removed within the next couple of years, it continues to differentiate between currency that may be used in transactions involving transfers of South African investments by foreign investors (the financial rand) and currency used for importing goods and remitting profits and



10                                                  AMERICAN CENTURY INVESTMENTS


dividends from an operating enterprise (the commercial rand). Since the reimposition of the two-tier currency system, the volatility of the financial rand has contributed to fluctuations in the net asset value of the fund. These effects may increase if the permissible uses of the financial rand are expanded.

    UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

    NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the United States in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the United States. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. Recently, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales have had a negative effect on gold prices.

    EXPERTISE OF THE INVESTMENT MANAGER. The successful management of the fund's portfolio may be more dependent upon the skills and expertise of its investment manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws.
Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

 RISK FACTORS (UTILITIES FUND)

    Because the Utilities Fund concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

    REGULATORY RISKS. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they also may restrict a company's access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

    NATURAL RESOURCE RISKS. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.

    ENVIRONMENTAL RISKS. There are considerable costs associated with environmental compliance, nuclear waste cleanup, and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

    Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat, and air conditioning), which, in turn, affects utility revenues.

    TECHNOLOGY AND COMPETITIVE RISKS. The introduction and phase-in of new technologies can affect a utility company's competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.


     STATEMENT OF ADDITIONAL INFORMATION                                     11


    The increasing role of independent power producers (IPPs) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

    INTEREST RATE RISKS. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

 INVESTMENT RESTRICTIONS

    The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

    AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

  1) issue senior securities, except as permitted under the Investment Company Act of 1940.

  2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3) lend any security or make any other loan if, as a result, more than 331/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  5) deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium[Global Gold only]; engaged in the utilities industry [Utilities Fund only] or engaged in the natural resources industries [Global Natural Resources only].

  6) act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  7) (a) [Utilities Fund and Global Natural Resources only] purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

         (b) [Global Gold only] purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the fund's aggregate investment in such commodities to exceed 10% of the fund's net assets.

  8)     invest for purposes of exercising control over management.

    In addition, the funds are subject to the following additional investment restrictions, which are not fundamental and may be changed by the Board of Directors.

    AS AN OPERATING POLICY, EACH FUND:


  a) [Global Gold and Global Natural Resources only] in order to meet federal tax requirements for qualification as a regulated investment company, limits its investment so that at the close of each quarter of its taxable year: (i) with regard to at least 50% of total assets, no more than 5%



12                                   AMERICAN CENTURY INVESTMENTS


         of total assets are invested in the securities of a single issuer,  and
         (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to government securities as defined for federal tax purposes. The fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the fund would own more than 10% of the outstanding voting securities of such issuer.

  b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

  c) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  d) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  e) shall not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    Unless  otherwise   indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.


PORTFOLIO TURNOVER

    The portfolio turnover rates of the funds are shown in the Financial Highlights table in each fund's Prospectus.

    With respect to each fund, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial.

    Each fund intends to purchase a given security whenever the manager believes it will contribute to the stated objective of the fund. In order to achieve each fund's investment objective, the manager will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the manager believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, it may be replaced with another security holding greater promise, it has reached its optimum potential, there was a change in the circumstances of a particular company or industry or economic conditions in general, or because of some combination of such reasons.

    When a general decline in security prices is anticipated, the funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

    Because investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives, and the fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

    Because the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover,



STATEMENT OF ADDITIONAL INFORMATION                                           13



whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates that will be attained in the future.

 PERFORMANCE ADVERTISING

    The funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and should not be considered an indication of future results.


    Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6 )- 1]
                 cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


    For the 30-day period ended December 31, 1997, the Utilities Fund's yield was 2.93%.


    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in a fund's net asset value per share during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.


    The funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1997, are indicated in the table below.

                          AVERAGE ANNUAL TOTAL RETURNS

                         One            Three        Five      Life of
                         Year           Year         Year        Fund
--------------------------------------------------------------------------------

Global Gold(1)         (41.47)%        (14.63)%     (1.27)%     (3.49)%
Global Natural
Resources(2)            2.50%           10.61%       N/A         8.46%
Utilities Fund(3)       35.82%          24.52%       N/A        13.60%
--------------------------------------------------------------------------------

(1)Commenced operations on August 17, 1988.

(2)Commenced operations on September 15, 1994.

(3)Commenced operations on March 1, 1993.



    Average annual total returns for periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because a fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

    In addition to average annual returns, the funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

    A fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making


14                                               AMERICAN CENTURY INVESTMENTS


such comparisons may include, but are not limited to: U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source:
Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources:
London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

    Global Gold's sales literature may illustrate the market for gold within the context of historical and current economic conditions. Specific illustrations may include the relationship of the price of gold (per London pm fixing) to 30-year U.S. Treasury bond yields, 30-year U.S. Treasury bond prices, inflation as measured by the Consumer Price Index, or equity securities as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the Dow Jones Industrial Average.

    Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

    Statistics may be used in advertising and sales literature to illustrate historical and projected demand for commodities owned or processed by companies in which Global Natural Resources invests. This may include illustrations such as a chart that shows historical and projected demand for multiple energy sources measured in barrels of oil equivalents, or BOEs.

    Occasionally, statistics may be used to illustrate fund volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve a desired performance.


    The manager may obtain ratings from one or more rating agencies and may publish such ratings in advertisements and sales literature.

    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class. For periods after the first full quarter after inception, actual performance of the new class will be used.


 TAXES


    Gains attributable to the disposition of Global Gold's direct investments in gold bullion or coins do not qualify as income for purposes of satisfying diversification tests under the Code. If a fund realizes greater than 10% of its income from such non-qualifying sources, it would incur federal income and state taxes on the net investment income and capital gains it distributes to shareholders.

     STATEMENT OF ADDITIONAL INFORMATION                                     15


    A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold at the fund's fiscal year end), which may cause the fund to recognize income without receiving sufficient cash for making distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes. Each fund will monitor its transactions and may make such tax elections as the manager deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. Each fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.


    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the fund's investment company taxable income distributed to shareholders as ordinary income.

    Each fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may be subject to federal income tax. Interest charges also may be imposed on a fund with respect to deferred taxes arising from such excess distributions or gains.

    Each fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject a fund to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to that of a fund that did not invest in PFIC shares.

    Earnings derived by a fund from sources outside the United States may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and a fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a fund, if more than 50% of the value of the fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her taxable income from foreign sources. Gains realized by a fund from the sale of securities will be treated as derived from U.S. sources, and certain currency gains, including gains from foreign-currency-denominated debt securities, receivables, and payables, will be treated as income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, which may include certain dividends received from the fund and certain other types of income. Accordingly, shareholders may be unable to


16                                                  AMERICAN CENTURY INVESTMENTS


claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund.

    Some of the debt securities that may be acquired by a fund may be treated in the same way as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

    Some of the debt securities may be purchased by a fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent that it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund and at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.


    Generally, a fund will be required to distribute dividends representing discounts on debt securities that are currently included in income to shareholders, even if cash representing such income has not been received by the fund. Cash to pay such dividends may be obtained from proceeds of sales of securities held by the fund.


    Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the fund's ability to make sufficient distributions to satisfy the 90% and calendar-year distribution requirements.


 CAPITAL STOCK

    The funds' capital stock is described in the Prospectus under the heading "Further Information About American Century." The corporation currently has five series of shares. American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund are described in this Statement of Additional Information. The corporation may in the future issue additional series or classes of shares. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

    In  the  event  of  complete   liquidation  or  dissolution  of  the  funds,
shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

    As of April 5, 1998, in excess of 5% of the outstanding shares of the following funds were owned of record by:

Fund                                                          Global Gold
--------------------------------------------------------------------------------

Shareholder Name and                                 Charles Schwab & Co.
Address                                             101 Montgomery Street
                                                  San Francisco, CA 94104
--------------------------------------------------------------------------------

# of Shares Held                                                6,972,469
--------------------------------------------------------------------------------

% of Total Shares Outstanding                                        17%
--------------------------------------------------------------------------------


Fund                                             Global Natural Resources
--------------------------------------------------------------------------------

Shareholder Name and                                 Charles Schwab & Co.
Address                                             101 Montgomery Street
                                                  San Francisco, CA 94104
--------------------------------------------------------------------------------

# of Shares Held                                                 913,637
--------------------------------------------------------------------------------

% of Total Shares Outstanding                                        22%
--------------------------------------------------------------------------------


Fund                                                      Utilities Fund
--------------------------------------------------------------------------------

Shareholder Name and                                 Charles Schwab & Co.
Address                                             101 Montgomery Street
                                                  San Francisco, CA 94104
--------------------------------------------------------------------------------

# of Shares Held                                                3,552,703
--------------------------------------------------------------------------------

% of Total Shares Outstanding                                        23%
--------------------------------------------------------------------------------


     STATEMENT OF ADDITIONAL INFORMATION                                     17



 CUSTODIAN BANKS

    Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining a fund's investment policies or in determining which securities are sold or purchased by a fund.

 INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140, was appointed to serve as the independent accountants to examine the financial statements of the funds commencing with the fiscal year beginning January 1, 1997. As independent accountants of the funds, Coopers & Lybrand L.L.P. provides services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.

 MULTIPLE CLASS STRUCTURE

    The funds' Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to three classes of funds: an Investor Class, an Advisor Class and an Institutional Class. Not all funds offer all three classes.

    The Investor Class is made available to investors directly without any load or commission for a single unified management fee. The Institutional and Advisor Classes are made available to institutional shareholders or through financial
intermediaries   that  do  not  require  the  same  level  of  shareholder   and
administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower unified management fee. In addition to the management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described below)
 . The Plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.


RULE 12B-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the Plan) which is described below.

    In adopting the Plan, the Board of Directors [including a majority who are not "interested persons" of the funds (as defined in the Investment Company Act) , hereafter referred to as the "independent directors"] determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers
(NASD).

MASTER DISTRIBUTION AND SHAREHOLDER  SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class shares are made available to participants

18                                                 AMERICAN CENTURY INVESTMENTS


in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Distribution
Plan). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for shareholder services (as described above) and 0.25% of which is paid for distribution services.


    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to selling agreements; (b) compensation to registered representatives or other employees of the distributor who engages in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of the distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares;
(i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of the plan and in accordance with Rule 12b-1 of the Investment Company Act.

 BROKERAGE

    Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.

    The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and



STATEMENT OF ADDITIONAL INFORMATION                                           19



services will be in addition to and not in lieu of services required to be performed by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

    In the years ended December 31, 1997, 1996 and 1995, the brokerage commissions of each fund were as follows:

                                         Years Ended December 31,
---------------------------------------------------------------------------
Fund                            1997              1996              1995
---------------------------------------------------------------------------

Global Gold                 $  588,515      $  1,350,735       $  1,122,431
Global Natural Resources       119,686           144,442             43,589
Utilities                      327,582           442,714            205,544
---------------------------------------------------------------------------

    In 1997, $1,021,806 (99%) of the total brokerage commissions ($1,035,783) were paid to brokers and dealers who provided information and services.

    The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place its over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.


 OFFICERS AND DIRECTORS


    The principal officers and directors of the corporation, their ages (listed in parentheses), principal business experience during the past five years, and their affiliation with the funds' manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted, with the exception of Messrs. Stowers III, Lyons, Looby, May, Leach and Zindel and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Messrs. Stowers III, Lyons, Looby, May, Leach and Zindel and Ms. Roepke is American Century, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers for the corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons"as defined in the Investment Company Act of 1940 are indicated by an asterisk (*).

    *WILLIAM M. LYONS (42), Director (1998). Mr. Lyons is President, Chief Operating Officer and General Counsel of ACC; Executive Vice President and General Counsel of ASC and ACIS; Assistant Secretary of ACC; and Secretary of ACS and ACIS.

    *JAMES E. STOWERS III (39), Chairman of the Board of Directors (1998) and Director (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; Chief Executive Officer and Director of ACS and ACIS.

    ALBERT A. EISENSTAT (67), Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON, (51), Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).



20                                                AMERICAN CENTURY INVESTMENTS


    MYRON S. SCHOLES (56), Director (1988). Mr. Scholes was awarded the 1997 Nobel Memorial Prize in Economic Sciences for his role in the development of the Black-Scholes option pricing model. Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).



    KENNETH E. SCOTT (69), Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

    ISAAC STEIN (51), Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals,
1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

    JEANNE D. WOHLERS (52), Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).


    RICHARD W. INGRAM (42), President (1998); Executive Vice President and Director of Client Services and Treasury Administration, Funds Distributor, Inc.
(FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager of First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

    *DOUGLAS A. PAUL (51), Secretary (1988), Vice President (1990), and General Counsel (1990); Vice President and Associate General Counsel, ACS.

    *MARYANNE ROEPKE (42), CPA, Treasurer (1995) and Vice President (1998); Senior Vice President and Assistant Treasurer of ACS.

    CHRISTOPHER J. KELLEY (33), Vice President (1998); Vice President and Associate General Counsel of FDI. Mr. Kelley joined FDI in 1996. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

    MARY A. NELSON (34), Vice President (1998); Vice President and Manager of Treasury Services and Administration of FDI. Ms. Nelson joined FDI in 1995. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

    *JON ZINDEL (30), Tax Officer (1997); Director of Taxation (1996); Vice President of ACS (1998); Tax Manager, Price Waterhouse LLP (1989).

    *ROBERT J. LEACH (31), CPA, Controller (1996).

    As of April 7, 1997, the funds' Directors and officers as a group owned less than 1% of the funds' outstanding shares.


DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                  Aggregate          Total Compensation from
                                 Compensation         the American Century
Director(1)                  from the Corporation      Family of Funds(2)
--------------------------------------------------------------------------------

Albert A. Eisenstat                 $4,335                     $69,250
Ronald J. Gilson                     4,564                      74,000
Myron S. Scholes                     4,302                      68,250
Kenneth E. Scott                     4,760                      77,000
Ezra Solomon(3)                        166                       3,500
Isaac Stein                          4,400                      69,500
Jeanne D. Wohlers                    4,525                      72,500
--------------------------------------------------------------------------------

(1)Interested Directors receive no compensation for their services  as such.

(2)Includes compensation paid by the 13 investment company members of the American Century family of funds.

(3)Retired December, 1996.



     STATEMENT OF ADDITIONAL INFORMATION                                     21



    The corporation has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the corporation.

    Under the Plan, all deferred fees are credited to an account established in the name of the Directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

    No deferred fees are payable until such time as a Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

    The Plan is an unfunded plan and, accordingly, American Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

    No deferred fees were paid to any Director under the Plan during the fiscal year ended December 31, 1997.

    Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.


 MANAGEMENT


    A description of the responsibilities and method of compensation of the funds' manager, American Century Investment Management, Inc., appears in the Prospectus under the heading "Management."


    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category (Equity Funds) which are managed by the manager (the Investment Category Fee). Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the Complex Fee). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager.

    The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                                 Fee Rate
--------------------------------------------------------------------------------

First $1 billion                                                0.5200%
Next $5 billion                                                 0.4600%
Next $15 billion                                                0.4160%
Next $25 billion                                                0.3690%
Next $50 billion                                                0.3420%
Next $150 billion                                               0.3390%
Thereafter                                                      0.3380%
--------------------------------------------------------------------------------

    The Complex Fee Schedule (Investor Class) is as follows:

Complex Assets                                                  Fee Rate
--------------------------------------------------------------------------------

First $2.5 billion                                              0.3100%
Next $7.5 billion                                               0.3000%
Next $15.0 billion                                              0.2985%
Next $25.0 billion                                              0.2970%
Next $50.0 billion                                              0.2960%
Next $100.0 billion                                             0.2950%
Next $100.0 billion                                             0.2940%
Next $200.0 billion                                             0.2930%
Next $250.0 billion                                             0.2920%
Next $500.0 billion                                             0.2910%
Thereafter                                                      0.2900%
--------------------------------------------------------------------------------

    The Complex Fee schedule for the Institutional Class is lower by 0.2000% at each graduated step. For example, if the Investor Class Complex Fee is 0.3000% for the first $2 billion, the Institutional Class Complex Fee is 0.1000% (0.3000% minus 0.2000%) for the first


22                                       AMERICAN CENTURY INVESTMENTS


$2 billion. The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step.

    On the first business day of each month, the funds pay a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a fund by the aggregate average daily closing value of a fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the manager shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the funds, the manager also acts as an investment adviser to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, and American Century International Bond Funds.


    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation was, like the manager, wholly owned by ACC. In late 1997, Benham Management Corporation was merged into the manager.



     STATEMENT OF ADDITIONAL INFORMATION                                     23


    Investment advisory fees paid by each fund to the manager for the fiscal years ended December 31, 1997, 1996 and 1995 are indicated in the following tables. The first table shows the unified management fee for each fund paid from the effective date of the current advisory agreement with the manager through the funds' fiscal year end. The second table shows the fees paid under the prior advisory agreement with Benham Management Company, net of any reimbursements.


                             UNIFIED MANAGEMENT FEE

                                                                         1997(1)
--------------------------------------------------------------------------------

Global Gold                                              $  900,609
Global Natural Resources                                 $  161,611
Utilities Fund                                           $  423,153
--------------------------------------------------------------------------------

(1)From August 1 through December 31, 1997.

                           INVESTMENT ADVISORY FEES(1)

                                  1997(2)          1996             1995
--------------------------------------------------------------------------------

Global Gold                     $  633,691    $  1,645,729    $  1,776,728
Global Natural Resources        $  120,156    $     74,093    $         0
Utilities Fund                  $  207,981    $    526,012    $    540,339
--------------------------------------------------------------------------------

(1)Net of reimbursements.

(2)From January 1 through July 31, 1997.


    American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

    Prior to August 1, 1997, the funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent. After that date, these fees are included in the unified management fee.

    Administrative service and transfer agent fees paid by the funds for the fiscal years ended December 31, 1997, 1996, and 1995, are indicated in the following tables. Fee amounts are net of expense limitations.


                             ADMINISTRATIVE FEES(1)

                                    1997           1996            1995
--------------------------------------------------------------------------------

Global Gold                    $  210,125      $  525,854     $  549,463
Global Natural Resources       $   34,367      $  45,527      $  7,049
Utilities Fund                 $   70,612      $  160,940     $  170,950
--------------------------------------------------------------------------------

(1)Net of reimbursements.

                             TRANSFER AGENT FEES(1)

                                     1997          1996           1995
--------------------------------------------------------------------------------

Global Gold                    $  320,161      $  644,392     $  702,149
Global Natural Resources       $   63,879      $  113,382     $   62,844
Utilities Fund                 $  158,168      $  370,118     $  414,319
--------------------------------------------------------------------------------

(1)Net of reimbursements.

 HOLIDAYS

    The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

 FINANCIAL STATEMENTS

    The financial statements of the funds, including the Statements of Assets and Liabilities and the Statements of Operations for the fiscal year ended December 31, 1997, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 1996, and 1997, are included in the Annual Reports to shareholders, for the fiscal year ended December 31, 1997. The reports on the financial highlights for the fiscal years 1993, 1994, 1995 and 1996 are included in the Annual Reports to Shareholders for the fiscal year ended December 31, 1996. Each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and phone number shown on the cover of this Statement of Additional Information.



24                         AMERICAN CENTURY INVESTMENTS


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)

9804           [recycled logo]
SH-BKT-11912      Recycled

                                   PROSPECTUS

                        [american century logo (reg.sm)]
                                    American
                                Century(reg.tm)


                                  MAY 1, 1998


                                   AMERICAN
                                    CENTURY
                                     GROUP

                                 Income & Growth
                                 Equity Growth

INVESTOR CLASS

                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS


 BENHAM GROUP(reg.tm)        AMERICAN CENTURY GROUP      TWENTIETH CENTURY GROUP



  MONEY MARKET FUNDS          ASSET ALLOCATION &
GOVERNMENT BOND FUNDS           BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

                              Income & Growth
                               Equity Growth



                                  PROSPECTUS
                                  MAY 1, 1998


                                Income & Growth
                                 Equity Growth

                                INVESTOR CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                      International calls: 816-531-5575
                   Telecommunications Device for the Deaf:
                 1-800-634-4113 o In Missouri: 816-444-3485
                           www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                      INVESTMENT OBJECTIVES OF THE FUNDS

 AMERICAN CENTURY INCOME & GROWTH FUND

    Income  &  Growth  seeks  dividend   growth,   current  income  and  capital
appreciation by investing in common stocks.

 AMERICAN CENTURY EQUITY GROWTH FUND

    Equity Growth seeks capital appreciation by investing in common stocks.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVES                          AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ..........................................    7
   Income & Growth ........................................................    7
   Equity Growth ..........................................................    7
Risk Factors and Investment Techniques ....................................    7
Other Investment Practices, Their Characteristics
   and Risks ..............................................................    8
   Portfolio Turnover .....................................................    8
   Convertible Securities .................................................    8
      Futures Contracts
           and Options Thereon ............................................    8
      Short-Term Instruments ..............................................    8
      Foreign Securities ..................................................    9
      Other Techniques ....................................................    9
Performance Advertising ...................................................    9


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ..............................................   10
Investing in American Century .............................................   10
How to Open an Account ....................................................   10
           By Mail ........................................................   10
           By Wire ........................................................   10
           By Exchange ....................................................   11
           In Person ......................................................   11
      Subsequent Investments ..............................................   11
           By Mail ........................................................   11
           By Telephone ...................................................   11
           By Online Access ...............................................   11
           By Wire ........................................................   11
           In Person ......................................................   11
      Automatic Investment Plan ...........................................   11
How to Exchange from One Account to Another ...............................   12
           By Mail ........................................................   12
           By Telephone ...................................................   12
           By Online Access ...............................................   12
How to Redeem Shares ......................................................   12
           By Mail ........................................................   12
           By Telephone ...................................................   12
           By Check-A-Month ...............................................   12
           Other Automatic Redemptions ....................................   12
      Redemption Proceeds .................................................   12
           By Check .......................................................   12
           By Wire and ACH ................................................   13
      Redemption of Shares
           in Low-Balance Accounts ........................................   13
Signature Guarantee .......................................................   13
Special Shareholder Services ..............................................   13
           Automated Information Line .....................................   13
           Online Account Access ..........................................   13
           Open Order Service .............................................   13
           Tax-Qualified Retirement Plans .................................   14
Important Policies Regarding Your Investments .............................   14
Reports to Shareholders ...................................................   15
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................   15

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   16
   When Share Price Is Determined .........................................   16
   How Share Price Is Determined ..........................................   16
   Where to Find Information About Share Price ............................   17
Distributions .............................................................   17
Taxes .....................................................................   18
   Tax-Deferred Accounts ..................................................   18
   Taxable Accounts .......................................................   18
Management ................................................................   19
   Investment Management ..................................................   19
   Code of Ethics .........................................................   20
   Transfer and Administrative Services ...................................   20
   Year 2000 Issues .......................................................   20
Distribution of Fund Shares ...............................................   21
Further Information About American Century ................................   21


PROSPECTUS                                               TABLE OF CONTENTS   3



                    TRANSACTION AND OPERATING EXPENSE TABLE

                                            Income & Growth   Equity Growth

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load
Imposed on Purchases .........................    none            none

Maximum Sales Load Imposed
on Reinvested Dividends ......................    none            none

Deferred Sales Load ..........................    none            none

Redemption Fee(1) ............................    none            none

Exchange Fee .................................    none            none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(2) ...........................   0.70%           0.70%

12b-1 Fees ...................................    none            none

Other Expenses ...............................   0.01%           0.01%

Total Fund Operating Expenses ................   0.71%           0.71%

EXAMPLE

You would pay the following
expenses on a $1,000 investment,       1 year     $  7            $  7
assuming a 5% annual return and       3 years       23              23
redemption at the end of each         5 years       40              40
time period:                         10 years       88              88

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 20.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The funds offer two other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 21.


4   TRANSACTION AND OPERATING EXPENSE TABLE        AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                INCOME & GROWTH

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                        1997        1996         1995         1994        1993        199  2     1991     1990(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $    20.16   $    17.81   $    13.92   $    15.08   $    14.11   $  13.53  $   10.12 $   10.00
                                  ----------   ----------   ----------   ----------   ----------   --------  --------- ---------
Income From
Investment Operations

   Net Investment Income .......        0.43(2)      0.44         0.42         0.44         0.43       0.42       0.48      0.01

   Net Realized and
   Unrealized Gain
   (Loss) on Investment
   Transactions ................        6.40         3.79         4.64        (0.53)        1.15       0.62       3.56      0.12
                                  ----------   ----------   ----------   ----------   ----------   --------  --------- ---------
   Total From
   Investment Operations .......        6.83         4.23         5.06        (0.09)        1.58       1.04       4.04      0.13
                                  ----------   ----------   ----------   ----------   ----------   --------  --------- ---------
Distributions

   From Net Investment Income ..       (0.39)       (0.44)       (0.42)       (0.43)       (0.43)     (0.41)     (0.47)    (0.01)

   From Net Realized Gains on
   Investment Transactions .....       (2.29)       (1.44)       (0.75)       (0.64)       (0.18)     (0.05)     (0.16)     --
                                  ----------   ----------   ----------   ----------   ----------   --------  --------- ---------
   Total Distributions .........       (2.68)       (1.88)       (1.17)       (1.07)       (0.61)     (0.46)     (0.63)    (0.01)
                                  ----------   ----------   ----------   ----------   ----------   --------  --------- ---------
Net Asset Value, End of Period .  $    24.31   $    20.16   $    17.81   $    13.92   $    15.08   $  14.11  $   13.53 $   10.12
                                  ==========   ==========   ==========   ==========   ==========   ========  ========= =========
   Total Return(3) .............       34.52%       24.15%       36.88%       (0.55)%      11.31%      7.86%     39.08%     1.29%

RATIOS/SUPPLEMENTAL DATA

   Ratio of Operating
   Expenses to Average
 Net Assets ....................        0.65%        0.62%        0.67%        0.73%        0.75%      0.75%      0.50%     --

   Ratio of Net
   Investment Income
   to Average Net Assets .......        1.81%        2.32%        2.61%        2.96%        2.90%      3.16%      4.03%     2.09%(4)

   Portfolio Turnover Rate .....         102%          92%          70%          68%          31%        63%       140%     --

   Average Commission
   Paid per Share of
   Equity Security Traded ......  $   0.0443   $   0.0389   $   0.0300        --(5)        --(5)      --(5)      --(5)     --(5)

   Net Assets,
   End of Period
   (in thousands) ..............  $1,795,124   $  717,695   $  373,701   $  224,939   $  230,191   $141,221  $  59,318 $     991
----------

(1) December 17, 1990 (inception), through December 31, 1990.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any.  Total return for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                             FINANCIAL HIGHLIGHTS

                                 EQUITY GROWTH

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                    1997      1996     1995       1994    1993      1992      1991(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........   $15.96    $14.25    $11.53    $12.12   $11.68    $11.57    $10.00
                                                   ------    ------    ------    ------   ------    ------    ------
Income From Investment Operations

  Net Investment Income ........................   0.27(2)    0.27      0.26      0.30     0.23      0.26      0.34

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ............    5.36      3.55      3.70     (0.33)    1.10      0.23      1.65
                                                   ------    ------    ------    ------   ------    ------    ------
  Total From Investment Operations .............    5.63      3.82      3.96     (0.03)    1.33      0.49      1.99
                                                   ------    ------    ------    ------   ------    ------    ------
Distributions

  From Net Investment Income ...................   (0.24)    (0.26)    (0.23)    (0.30)   (0.23)    (0.23)    (0.29)

  From Net Realized Capital Gains
  on Investment Transactions ...................   (2.31)    (1.85)    (1.01)    (0.26)   (0.66)    (0.15)    (0.13)
                                                   ------    ------    ------    ------   ------    ------    ------
  Total Distributions ..........................   (2.55)    (2.11)    (1.24)    (0.56)   (0.89)    (0.38)    (0.42)
                                                   ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Period .................   $19.04    $15.96    $14.25    $11.53   $12.12    $11.68    $11.57
                                                   ======    ======    ======    ======   ======    ======    ======
  Total Return(3) ..............................   36.06%    27.34%    34.56%    (0.23)%  11.42%     4.13%    17.48%


RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets ........................    0.67%     0.63%     0.71%     0.75%    0.75%     0.75%   0.35%(4)

  Ratio of Net Investment Income
  to Average Net Assets ........................    1.39%     1.74%     1.96%     2.26%    2.04%     2.33%   3.29%(4)

  Portfolio Turnover Rate ......................    161%      131%      126%       94%      97%      114%       89%

  Average Commission Paid per
  Share of Equity Security Traded ..............   $0.0441   $0.0385   $0.0320    --(5)    --(5)     --(5)     --(5)

  Net Assets, End of Period (in thousands) .....  $773,425   $274,433  $159,450  $97,437  $96,284   $73,592   $38,951
----------

(1) May 9, 1991 (inception), through December 31, 1991.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any.  Total return for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


6   FINANCIAL HIGHLIGHTS                           AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INCOME & GROWTH

    Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

    Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH

    Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

RISK FACTORS AND INVESTMENT TECHNIQUES


    The manager uses quantitative management strategies in pursuit of each fund's investment objective. Quantitative management combines two investment management approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine value and growth measures. Examples of value measures include price to book and price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

    The second approach is to use a technique referred to as portfolio optimization. Using a computer the manager constructs a portfolio (i.e., company names and shares held in each) that seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Income & Growth fund, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.


    A funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth also may invest in small capitalization stocks of companies that, in the manager's opinion, have growth potential consistent with the fund's investment objective.


    A fund's investment approach may cause it to be more heavily invested in some industries than in others. However, neither fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the Investment Company Act). This means that investments in any single issuer are limited by restrictions in the Investment Company Act.

    Each fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled "Other Investment Practices, Their Characteristics and Risks," page 8.



PROSPECTUS                                   INFORMATION REGARDING THE FUNDS   7


OTHER INVESTMENT PRACTICES, THEIR
CHARACTERISTICS AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the funds are shown in the financial information of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objective. The manager considers the rate of portfolio turnover when it determines a change is in order to achieve the objective and, accordingly, under normal conditions the annual portfolio turnover rate is not anticipated to exceed 150%.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the funds pay directly. Higher portfolio turnover also may increase the likelihood that the capital gains, if any, realized and distributed by a fund will include short-term capital gains, which are taxable as ordinary income. When a security is sold, the manager seeks whenever possible to minimize the capital gain that would be realized.


CONVERTIBLE SECURITIES

    Although the funds' equity investments consist primarily of common stock, each fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks and warrants. The manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

FUTURES CONTRACTS AND OPTIONS THEREON

    The funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


    Futures contracts and options thereon may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each fund may invest in high-quality money market instruments with remaining maturities of one year or less.


    Each fund also may enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the manager pursuant to guidelines estab-



8   INFORMATION REGARDING THE FUNDS                  AMERICAN CENTURY INVESTMENT


lished by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

    Each fund may invest up to 5% of its total assets in any money market fund advised by the manager, provided that the investment is consistent with the fund's respective investment policies and restrictions.

FOREIGN SECURITIES

    Each fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U.S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

OTHER TECHNIQUES

    The manager may buy other types of securities or employ other portfolio management techniques on behalf of the fund including reverse repurchase agreements. When SEC guidelines require it to do so, the fund will set aside cash or appropriate liquid assets in a segregated account to cover the fund's obligations.

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Investor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price. The effective yield is calculated in a similar manner, but when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc.) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                                   INFORMATION REGARDING THE FUNDS   7


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 15.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts (UGMA/UTMA) accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 11.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information on the next page.


10 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 12 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 10 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Investor Services Representative.


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   11


HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by American Century Target Maturities Trust and at the close of the Exchange for all of our other funds. See "When Share Price Is Determined," page 16.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 13) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 13.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Investor Services Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. See "How to Open An Account," page 10. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee is required when:

    * redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indices and view historical performance of the fund. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   13


equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    * Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we also may alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.


  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.


  (7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of


14  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS



      shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.


 (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

 (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness (i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions) we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT
PLANS AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   15


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset values next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair


16   ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENT


value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset values may be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS


    Distributions from net income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price Is Determined," page 16. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," page 18.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17


TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.


    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term, subject to tax at a maxi-



18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS



mum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.


MANAGEMENT

INVESTMENT MANAGEMENT

    The  funds  are  diversified,   open-end  series  of  the  American  Century
Quantitative Equity Funds (the company). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the company. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team also may adjust portfolio holdings of a fund or of sectors of a fund as necessary between team meetings.


    The portfolio manager members of the teams managing the funds and their work experience for the last five years are as follows:


    JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, joined American Century in 1982, and has been a member of the team that manages Income & Growth since its inception and has supervised the team that manages Equity Growth since its inception.

    KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990, and has served as the Director of Quantitative Equity Research since then. Mr. Borgwardt serves on the management team for Income & Growth.

    JEFFREY R. TYLER, Senior Vice President and Portfolio Manager, joined American Century in January 1988 as a Portfolio Manager. Mr. Tyler is a member of the team that manages Equity Growth.

    WILLIAM MARTIN, Vice President and Senior Portfolio Manager, joined the team managing Equity Growth in May 1997.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process. First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category that are managed by the manager (the Investment Category
Fee). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager. Currently, the Investment Category Fee for each of the funds is an annual rate of 0.40% of the average net assets of the fund. The


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19


Complex Fee is currently an annual rate of 0.30% of the average net assets of a fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.


    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES


    American Century Services Corporation, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.


    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no upfront sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including



20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS



pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998).

    The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.

    In light of these remediation efforts, the funds do not anticipate a material adverse impact on its business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly owned, indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the other fees to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY


    American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.


    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    American Century offers three classes of the funds: an Investor Class, an Institutional Class and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions or 12b-1 fees.

    The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   21


voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.


    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.



23   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                           NOTES   23


                                     NOTES


24   NOTES


                                     NOTES



PROSPECTUS                                                           NOTES   25


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

www.americancentury.com

                        [american century logo (reg.sm)]
                                    American
                                Century(reg.tm)

9804           [recycled logo]
SH-BKT-11920      Recycled

                                   PROSPECTUS

                        [american century logo (reg.sm)]
                                    American
                                 Century(reg.tm)


                                   MAY 1, 1998


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                 Income & Growth
                                  Equity Growth

ADVISOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS


 BENHAM GROUP(reg.tm)        AMERICAN CENTURY GROUP      TWENTIETH CENTURY GROUP



  MONEY MARKET FUNDS          ASSET ALLOCATION &
GOVERNMENT BOND FUNDS           BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS


                               Income & Growth
                                Equity Growth




                                   PROSPECTUS
                                   MAY 1, 1998


                                 Income & Growth
                                  Equity Growth

                                  ADVISOR CLASS

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


    Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street * P.O. Box 419385
               Kansas City, Missouri 64141-6385 o 1-800-345-3533
                      International calls: 816-531-5575
                   Telecommunications Device for the Deaf:
                 1-800-345-1833 o In Missouri: 816-444-3038
                           www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY INCOME & GROWTH FUND

    Income  &  Growth  seeks  dividend   growth,   current  income  and  capital
appreciation by investing in common stocks.

AMERICAN CENTURY EQUITY GROWTH FUND

    Equity Growth seeks capital appreciation by investing in common stocks.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVES                          AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds .........................................   2
Transaction and Operating Expense Table ....................................   4
Financial Highlights .......................................................   5
Performance Information of Other Class .....................................   7

INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ...........................................   9
   Income & Growth .........................................................   9
   Equity Growth ...........................................................   9
Risk Factors and Investment Techniques .....................................   9
Other Investment Practices, Their Characteristics
   and Risks ...............................................................  10
   Portfolio Turnover ......................................................  10
   Convertible Securities ..................................................  10
      Futures Contracts
           and Options Thereon .............................................  10
      Short-Term Instruments ...............................................  10
      Foreign Securities ...................................................  11
      Other Techniques .....................................................  11
Performance Advertising ....................................................  11


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase
   and Sell American Century Funds .........................................  12
How to Exchange from
   One American Century Fund to Another ....................................  12
How to Redeem Shares .......................................................  12
Telephone Services .........................................................  12
           Investors Line ..................................................  12

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  13
   When Share Price Is Determined ..........................................  13
   How Share Price Is Determined ...........................................  13
   Where to Find Information About Share Price .............................  14
Distributions ..............................................................  14
Taxes ......................................................................  15
   Tax-Deferred Accounts ...................................................  15
   Taxable Accounts ........................................................  15
Management .................................................................  16
   Investment Management ...................................................  16
   Code of Ethics ..........................................................  17
   Transfer and Administrative Services ....................................  17
   Year 2000 Issues ........................................................  17
Distribution of Fund Shares ................................................  18
   Service and Distribution Fees ...........................................  18
Further Information About American Century .................................  18


PROSPECTUS                                               TABLE OF CONTENTS   3



                    TRANSACTION AND OPERATING EXPENSE TABLE

                                               Income & Growth   Equity Growth

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load
Imposed on Purchases ........................     none               none

Maximum Sales Load Imposed
on Reinvested Dividends .....................     none               none

Deferred Sales Load .........................     none               none

Redemption Fee ..............................     none               none

Exchange Fee ................................     none               none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(1). .........................   0.45%               0.45%

12b-1 Fees(2) ...............................   0.50%               0.50%

Other Expenses. .............................   0.01%               0.01%

Total Fund Operating Expenses. ..............   0.96%               0.96%

EXAMPLE

You would pay the following expenses on a              1 year   $ 10   $ 10
$1,000 investment, assuming a 5% annual return and    3 years     31     31
redemption at the end of each time period:            5 years     53     53
                                                     10 years    118    118

(1) A portion of the management fee may be paid by American Century Investment Management, Inc. to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management -- Transfer and Administrative Services," page 17.

(2) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 18.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The funds offer two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 18.


4  TRANSACTION AND OPERATING EXPENSE TABLE          AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                INCOME & GROWTH

  The sale of the Advisor Class of the fund commenced on December 15, 1997. Performance information of the original class of shares, which commenced operations on December 17, 1990, is presented on page 7.

  The Financial Highlights for the period presented have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31.

                                                                     1997(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .........................................    $     26.36
                                                                 -----------
Income From Investment Operations

  Net Investment Income .....................................           0.01(2)
                                                                 -----------
  Net Realized and Unrealized
  Gain on Investment Transactions ...........................           0.25
                                                                 -----------
  Total From Investment Operations ..........................           0.26
                                                                 -----------
Distributions

  From Net Investment Income ................................          (0.03)

  From Net Realized Gains
  on Investment Transactions ................................          (2.29)
                                                                 -----------
  Total Distributions .......................................          (2.32)
                                                                 -----------
Net Asset Value, End of Period ..............................    $     24.30
                                                                 ===========
Total Return(3) .............................................           1.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........           0.94(4)

Ratio of Net Investment Income to Average Net Assets ........           1.22(4)

Portfolio Turnover Rate .....................................            102%

Average Commission Paid per Share of
Equity Security Traded ......................................    $    0.0443

Net Assets, End of Period (in thousands) ....................    $     3,720
----------

(1) December 15, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                             FINANCIAL HIGHLIGHTS

                                 EQUITY GROWTH

  The sale of the Advisor Class of the fund commenced on October 9, 1997. Performance information of the original class of shares, which commenced operations on May 9, 1991, is presented on page 8.

  The Financial Highlights for the period presented have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                                    1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................   $   21.61
                                                                   ---------
Income From Investment Operations

  Net Investment Income ........................................        0.05(2)

  Net Realized and Unrealized Loss on Investment Transactions ..       (0.25)
                                                                   ---------
  Total From Investment Operations .............................       (0.20)
                                                                   ---------
Distributions

  From Net Investment Income ...................................       (0.06)

  From Net Realized Gains on Investment Transactions ...........       (2.31)
                                                                   ---------
  Total Distributions ..........................................       (2.37)
                                                                   ---------
Net Asset Value, End of Period .................................   $   19.04
                                                                   =========
Total Return(3) ................................................       (0.50)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............        0.94(4)

Ratio of Net Investment Income to Average Net Assets ...........        1.14(4)

Portfolio Turnover Rate ........................................         161%

Average Commission Paid per Share of Equity Security Traded ....   $  0.0441

Net Assets, End of Period (in thousands) .......................   $     553
----------

(1) October 9, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


6   FINANCIAL HIGHLIGHTS                           AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                INCOME & GROWTH

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31.

                                   1997       1996        1995    1994      1993      1992     1991   1990(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $20.16     $17.81     $13.92   $15.08    $14.11    $13.53   $10.12  $10.00
                                 -------     ------     ------   ------    ------    ------   ------  ------
Income From
Investment Operations

   Net Investment Income .......  0.43(2)     0.44       0.42     0.44      0.43     0.42     0.48      0.01

   Net Realized and
   Unrealized Gain
   (Loss) on Investment
   Transactions ................   6.40       3.79       4.64    (0.53)     1.15      0.62     3.56     0.12
                                 -------     ------     ------   ------    ------    ------   ------   ------
   Total From
   Investment Operations .......   6.83       4.23       5.06    (0.09)     1.58      1.04     4.04     0.13
                                 -------     ------     ------   ------    ------    ------   ------   ------
Distributions

   From Net Investment Income ..  (0.39)     (0.44)     (0.42)   (0.43)    (0.43)    (0.41)   (0.47)   (0.01)

   From Net Realized Gains on
   Investment Transactions .....  (2.29)     (1.44)     (0.75)   (0.64)    (0.18)    (0.05)   (0.16)     --
                                 -------     ------     ------   ------    ------    ------   ------   ------
   Total Distributions .........  (2.68)     (1.88)     (1.17)   (1.07)    (0.61)    (0.46)   (0.63)   (0.01)
                                 -------     ------     ------   ------    ------    ------   ------   ------
Net Asset Value, End of Period .  $24.31     $20.16     $17.81   $13.92    $15.08    $14.11   $13.53   $10.12
                                 =======     ======     ======   ======    ======    ======   ======   ======
   Total Return(3) .............  34.52%     24.15%     36.88%   (0.55)%   11.31%     7.86%   39.08%    1.29%

RATIOS/SUPPLEMENTAL DATA

   Ratio of Operating
   Expenses to Average
 Net Assets ....................  0.65%     0.62%       0.67%     0.73%     0.75%    0.75%     0.50%      --

   Ratio of Net
   Investment Income
   to Average Net Assets .......  1.81%     2.32%       2.61%     2.96%     2.90%    3.16%     4.03%    2.09%(4)

   Portfolio Turnover Rate .....  102%       92%         70%       68%       31%      63%      140%       --

   Average Commission
   Paid per Share of
   Equity Security Traded ...... $0.0443   $0.0389     $0.0300    --(5)     --(5)     --(5)     --(5)     --(5)

   Net Assets,
   End of Period
   (in thousands) .............$1,795,124  $717,695    $373,701  $224,939  $230,191  $141,221  $59,318    $991
----------

(1) December 17, 1990 (inception), through December 31, 1990.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


PROSPECTUS                           PERFORMANCE INFORMATION OF OTHER CLASS   7

                    PERFORMANCE INFORMATION OF OTHER CLASS

                                 EQUITY GROWTH

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31.

                                                    1997      1996     1995       1994    1993      1992      1991(1)


 PER-SHARE DATA

Net Asset Value, Beginning of Period ............  $15.96    $14.25    $11.53    $12.12   $11.68    $11.57    $10.00
                                                   ------    ------    ------    ------   ------    ------    ------
Income From Investment Operations

  Net Investment Income .........................  0.27(2)    0.27      0.26      0.30     0.23      0.26      0.34

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............   5.36      3.55      3.70     (0.33)    1.10      0.23      1.65
                                                   ------    ------    ------    ------   ------    ------    ------
  Total From Investment Operations ..............   5.63      3.82      3.96     (0.03)    1.33      0.49      1.99
                                                   ------    ------    ------    ------   ------    ------    ------
Distributions

  From Net Investment Income ....................  (0.24)    (0.26)    (0.23)    (0.30)   (0.23)    (0.23)    (0.29)

  From Net Realized Capital Gains
  on Investment Transactions ....................  (2.31)    (1.85)    (1.01)    (0.26)   (0.66)    (0.15)    (0.13)
                                                   ------    ------    ------    ------   ------    ------    ------
  Total Distributions ...........................  (2.55)    (2.11)    (1.24)    (0.56)   (0.89)    (0.38)    (0.42)
                                                   ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Period ..................  $19.04    $15.96    $14.25    $11.53   $12.12    $11.68    $11.57
                                                   ======    ======    ======    ======   ======    ======    ======
  Total Return(3) ...............................  36.06%    27.34%    34.56%    (0.23)%  11.42%     4.13%    17.48%


 RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets .........................   0.67%     0.63%     0.71%     0.75%    0.75%     0.75%   0.35%(4)

  Ratio of Net Investment Income
  to Average Net Assets .........................   1.39%     1.74%     1.96%     2.26%    2.04%     2.33%   3.29%(4)

  Portfolio Turnover Rate .......................   161%      131%      126%       94%      97%      114%       89%

  Average Commission Paid per
  Share of Equity Security Traded ...............  $0.0441   $0.0385   $0.0320    --(5)    --(5)     --(5)     --(5)

  Net Assets, End of Period (in thousands) ...... $773,425   $274,433  $159,450  $97,437  $96,284   $73,592   $38,951
----------

(1) May 9, 1991 (inception), through December 31, 1991.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


8   PERFORMANCE INFORMATION OF OTHER CLASS         AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INCOME & GROWTH

    Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

    Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH

    Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

RISK FACTORS AND INVESTMENT TECHNIQUES


    The manager uses quantitative management strategies in pursuit of each fund's investment objective. Quantitative management combines two investment management approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine value and growth measures. Examples of value measures include price to book and price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

    The second approach is to use a technique referred to as portfolio optimization. Using a computer, the manager constructs a portfolio (i.e., company names and shares held in each) that seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Income & Growth fund, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.


    The funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth also may invest in small capitalization stocks of companies that, in the manager's opinion, have growth potential consistent with the fund's investment objective.


    A fund's investment approach may cause it to be more heavily invested in some industries than in others. However, neither fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the Investment Company Act). This means that investments in any single issuer are limited by restrictions in the Investment Company Act.


    Each fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled "Other Investment Practices, Their Characteristics and Risks," page 10.


PROSPECTUS                                 INFORMATION REGARDING THE FUNDS   9



OTHER INVESTMENT PRACTICES, THEIR
CHARACTERISTICS AND RISKS


    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objective. The manager considers the rate of portfolio turnover when it determines a change is in order to achieve the objective and accordingly, under normal conditions the annual portfolio turnover rate is not anticipated to exceed 150%.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the funds pay directly. Higher portfolio turnover also may increase the likelihood that the capital gains, if any, realized and distributed by a fund will include short-term capital gains, which are taxable as ordinary income. When a security is sold, the manager seeks whenever possible to minimize the capital gain that would be realized.


CONVERTIBLE SECURITIES

    Although the funds' equity investments consist primarily of common stock, each fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

FUTURES CONTRACTS AND OPTIONS THEREON

    The funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


    Futures contracts and options thereon may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each fund also may enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the manager pursuant to guidelines established by the


10   INFORMATION REGARDING THE FUNDS                AMERICAN CENTURY INVESTMENTS


Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

    Each fund may invest up to 5% of its total assets in any money market fund advised by the manager, provided that the investment is consistent with the fund's respective investment policies and restrictions.

FOREIGN SECURITIES

    Each fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U.S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

OTHER TECHNIQUES

    The manager may buy other types of securities or employ other portfolio management techniques on behalf of the fund including reverse repurchase agreements. When SEC guidelines require it to do so, the fund will set aside cash or appropriate liquid assets in a segregated account to cover the fund's obligations.

PERFORMANCE ADVERTISING


    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Investor Class and for the other class.


    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price. The effective yield is calculated in a similar manner, but when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc.) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                                  INFORMATION REGARDING THE FUNDS   11


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN CENTURY FUNDS


    One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or insurance company. Because all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.


    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about a fund, see "Investment  Policies of the Funds,"
page  9,  or  call  one  of  our  Institutional   Service   Representatives   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 13.

    We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell (redeem) your shares at their net asset value through the plan or financial intermediary. Your plan administrator, trustee, financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 13. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:


    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   13


value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of each fund may be obtained by calling us.

DISTRIBUTIONS


    Distributions from net income will be declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.


    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price Is Determined," page 13. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of


14   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.


    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we or your financial intermediary are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes, and



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   15



shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.


MANAGEMENT

INVESTMENT MANAGEMENT

    The  funds  are  diversified,   open-end  series  of  the  American  Century
Quantitative Equity Funds (the company). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the company. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team also may adjust portfolio holdings of a fund or of sectors of a fund as necessary between team meetings.


    The portfolio manager members of the teams managing the funds and their work experience for the last five years are as follows:

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, joined American Century in 1982, and has been a member of the team that manages Income & Growth since its inception and has supervised the team that manages Equity Growth since its inception.

    KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990, and has served as the Director of Quantitative Equity Research since then. Mr. Borgwardt serves on the management team for Income & Growth.

    JEFFREY R. TYLER, Senior Vice President and Portfolio Manager, joined American Century in January 1988 as a Portfolio Manager. Mr. Tyler is a member of the team that manages Equity Growth.

    WILLIAM MARTIN, Vice President and Senior Portfolio Manager, joined the team managing Equity Growth in May 1997.


    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category that are managed by the manager (the Investment Category
Fee). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is


16   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


applied to the assets of all of the funds  managed by the manager  (the  Complex
Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager. Currently, the Investment Category Fee for each of the funds is an annual rate of 0.40% of the average net assets of the fund. The Complex Fee is currently an annual rate of 0.05% of the average net assets of a fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.


    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, American Century Tower 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor Inc. (FDI) serves as the co-administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998).



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17



    The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.

    In light of these remediation efforts, the funds do not anticipate a material adverse impact on its business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly owned, indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. As agent for the funds and the manager, the distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various financial services. The manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing, the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the section that follows.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


SERVICE AND DISTRIBUTION FEES


    Rule 12b-1 adopted by the SEC under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and entered into a Master Distribution and Shareholder Services Plan (the Plan) with the distributor. Pursuant to the Plan, each fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the funds, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Multiple Class Structure - Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    American  Century  offers three classes of each of the funds offered by this
Prospectus: an Investor Class, an Institutional Class and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is primarily made available to retail investors. The Institutional Class is primarily offered to institutional investors or through


18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker- dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.


    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.



PROSPECTUS                          ADDITIONAL INFORMATION YOU SHOULD KNOW   19


                                     NOTES


20   NOTES


                                     NOTES


PROSPECTUS                                                           NOTES   21


P.O. Box 419385
Kansas City, Missouri
64141-6385

Institutional Services:
1-800-345-3533 or 816-531-5575

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038

Fax: 816-340-4655

www.americancentury.com


                        [american century logo (reg.sm)]
                                    American
                                Century(reg.tm)

9804           [recycled logo]
SH-BKT-11925      Recycled

                                   PROSPECTUS

                        [american century logo (reg.sm)]
                                    American
                                 Century(reg.tm)


                                   MAY 1, 1998


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                 Income & Growth
                                 Equity Growth

INSTITUTIONAL CLASS

                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS

 BENHAM GROUP(reg.tm)        AMERICAN CENTURY GROUP      TWENTIETH CENTURY GROUP


  MONEY MARKET FUNDS          ASSET ALLOCATION &
GOVERNMENT BOND FUNDS           BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

                              Income & Growth
                               Equity Growth



                                  PROSPECTUS
                                  MAY 1, 1998


                                Income & Growth
                                 Equity Growth

                              INSTITUTIONAL CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each fund's shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.

    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street o P.O. Box 419385
               Kansas City, Missouri 64141-6385 o 1-800-345-3533
                      International calls: 816-531-5575
                   Telecommunications Device for the Deaf:
                 1-800-345-1833 o In Missouri: 816-444-3038
                           www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY INCOME & GROWTH FUND

    Income  &  Growth  seeks  dividend   growth,   current  income  and  capital
appreciation by investing in common stocks.

AMERICAN CENTURY EQUITY GROWTH FUND

    Equity Growth seeks capital appreciation by investing in common stocks.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVES                          AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds .........................................   2
Transaction and Operating Expense Table ....................................   4
Performance Information of Other Class .....................................   5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ...........................................   7
   Income & Growth .........................................................   7
   Equity Growth ...........................................................   7
Risk Factors and Investment Techniques .....................................   7
Other Investment Practices, Their Characteristics
   and Risks ...............................................................   8
   Portfolio Turnover ......................................................   8
   Convertible Securities ..................................................   8
      Futures Contracts
         and Options Thereon ...............................................   8
      Short-Term Instruments ...............................................   8
      Foreign Securities ...................................................   9
      Other Techniques .....................................................   9
Performance Advertising ....................................................   9

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ...............................................  10
Investing in American Century ..............................................  10
How to Open an Account .....................................................  10
           By Mail .........................................................  10
           By Wire .........................................................  10
           By Exchange .....................................................  10
           In Person .......................................................  11
      Subsequent Investments ...............................................  11
           By Mail .........................................................  11
           By Telephone ....................................................  11
           By Wire .........................................................  11
           In Person .......................................................  11
      Automatic Investment Plan ............................................  11

Minimum Investment .........................................................  11
How to Exchange from One Account to Another ................................  11
           By Mail .........................................................  12
           By Telephone ....................................................  12
How to Redeem Shares .......................................................  12
           By Mail .........................................................  12
           By Telephone ....................................................  12
           By Check-A-Month ................................................  12
           Other Automatic Redemptions .....................................  12
      Redemption Proceeds ..................................................  12
           By Check ........................................................  12
           By Wire and ACH .................................................  12
Signature Guarantee ........................................................  12
Special Shareholder Services ...............................................  13
           Open Order Service ..............................................  13
           Tax-Qualified Retirement Plans ..................................  13
Important Policies Regarding Your Investments ..............................  13
Reports to Shareholders ....................................................  14
Customers of Banks, Broker-Dealers and
   Other Financial Intermediaries ..........................................  14

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  16
   When Share Price Is Determined ..........................................  16
   How Share Price Is Determined ...........................................  16
   Where to Find Information About Share Price .............................  17
Distributions ..............................................................  17
Taxes ......................................................................  18
   Tax-Deferred Accounts ...................................................  18
   Taxable Accounts ........................................................  18
Management .................................................................  19
   Investment Management ...................................................  19
   Code of Ethics ..........................................................  20
   Transfer and Administrative Services ....................................  20
   Year 2000 Issues ........................................................  20
Distribution of Fund Shares ................................................  21
Further Information About American Century .................................  21


PROSPECTUS                                              TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                            Income & Growth   Equity Growth

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load
Imposed on Purchases ..........................   none            none

Maximum Sales Load Imposed
on Reinvested Dividends .......................   none            none

Deferred Sales Load ...........................   none            none

Redemption Fee ................................   none            none

Exchange Fee ..................................   none            none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(1). ...........................  0.50%           0.50%

12b-1 Fees ....................................   none            none

Other Expenses. ...............................  0.01%           0.01%

Total Fund Operating Expenses. ................  0.51%           0.51%

EXAMPLE

You would pay the following
expenses on a $1,000 investment,       1 year     $  5            $  5
assuming a 5% annual return and       3 years       16              16
redemption at the end of each         5 years       29              29
time period:                         10 years       64              64

 (1) A portion of the management fee may be paid by American Century Investment Management, Inc. (the manager) to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management -- Transfer and Administrative Services," page 20.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Institutional Class shares. The funds offer two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to financial intermediaries. The other classes have different fee structures than the Institutional Class.The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 21.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                INCOME & GROWTH

  The Institutional Class of the fund was established September 2, 1997, however, no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accountants. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                   1997       1996        1995    1994      1993      1992     1991   1990(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $20.16     $17.81     $13.92   $15.08    $14.11    $13.53   $10.12  $10.00
                                 -------     ------     ------   ------    ------    ------   ------  ------
Income From
Investment Operations

   Net Investment Income .......  0.43(2)     0.44       0.42     0.44      0.43     0.42     0.48      0.01

   Net Realized and
   Unrealized Gain
   (Loss) on Investment
   Transactions ................   6.40       3.79       4.64    (0.53)     1.15      0.62     3.56     0.12
                                 -------     ------     ------   ------    ------    ------   ------   ------
   Total From
   Investment Operations .......   6.83       4.23       5.06    (0.09)     1.58      1.04     4.04     0.13
                                 -------     ------     ------   ------    ------    ------   ------   ------
Distributions

   From Net Investment Income ..  (0.39)     (0.44)     (0.42)   (0.43)    (0.43)    (0.41)   (0.47)   (0.01)

   From Net Realized Gains on
   Investment Transactions .....  (2.29)     (1.44)     (0.75)   (0.64)    (0.18)    (0.05)   (0.16)     --
                                 -------     ------     ------   ------    ------    ------   ------   ------
   Total Distributions .........  (2.68)     (1.88)     (1.17)   (1.07)    (0.61)    (0.46)   (0.63)   (0.01)
                                 -------     ------     ------   ------    ------    ------   ------   ------
Net Asset Value, End of Period .  $24.31     $20.16     $17.81   $13.92    $15.08    $14.11   $13.53   $10.12
                                 =======     ======     ======   ======    ======    ======   ======   ======
   Total Return(3) .............  34.52%     24.15%     36.88%   (0.55)%   11.31%     7.86%   39.08%    1.29%

RATIOS/SUPPLEMENTAL DATA

   Ratio of Operating
   Expensesto Average
 Net Assets ....................  0.65%     0.62%       0.67%     0.73%     0.75%    0.75%     0.50%      --

   Ratio of Net
   Investment Income
   to Average Net Assets .......  1.81%     2.32%       2.61%     2.96%     2.90%    3.16%     4.03%    2.09%(4)

   Portfolio Turnover Rate .....  102%       92%         70%       68%       31%      63%      140%       --

   Average Commission
   Paid per Share of
   Equity Security Traded ...... $0.0443   $0.0389     $0.0300    --(5)     --(5)     --(5)     --(5)     --(5)

   Net Assets,
   End of Period
   (in thousands) .............$1,795,124  $717,695    $373,701  $224,939  $230,191  $141,221  $59,318    $991
----------

(1) December 17, 1990 (inception), through December 31, 1990.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


6   PROSPECTUS                           PERFORMANCE INFORMATION OF OTHER CLASS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                 EQUITY GROWTH

  The Institutional Class of the fund was established September 2, 1997, however, no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended December 31, 1997, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before December 31, 1996, have been audited by other independent accounts. The information presented is for a share outstanding throughout the period ended
December 31, except as noted.

                                                    1997      1996     1995       1994    1993      1992      1991(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............. $15.96    $14.25    $11.53    $12.12   $11.68    $11.57    $10.00
                                                   ------    ------    ------    ------   ------    ------    ------
Income From Investment Operations

  Net Investment Income .......................... 0.27(2)    0.27      0.26      0.30     0.23      0.26      0.34

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..............  5.36      3.55      3.70     (0.33)    1.10      0.23      1.65
                                                   ------    ------    ------    ------   ------    ------    ------
  Total From Investment Operations ...............  5.63      3.82      3.96     (0.03)    1.33      0.49      1.99
                                                   ------    ------    ------    ------   ------    ------    ------
Distributions

  From Net Investment Income ..................... (0.24)    (0.26)    (0.23)    (0.30)   (0.23)    (0.23)    (0.29)

  From Net Realized Capital Gains
  on Investment Transactions ..................... (2.31)    (1.85)    (1.01)    (0.26)   (0.66)    (0.15)    (0.13)
                                                   ------    ------    ------    ------   ------    ------    ------
  Total Distributions ............................ (2.55)    (2.11)    (1.24)    (0.56)   (0.89)    (0.38)    (0.42)
                                                   ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Period ................... $19.04    $15.96    $14.25    $11.53   $12.12    $11.68    $11.57
                                                   ======    ======    ======    ======   ======    ======    ======
  Total Return(3) ................................ 36.06%    27.34%    34.56%    (0.23)%  11.42%     4.13%    17.48%


RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets ..........................  0.67%     0.63%     0.71%     0.75%    0.75%     0.75%   0.35%(4)

  Ratio of Net Investment Income
  to Average Net Assets ..........................  1.39%     1.74%     1.96%     2.26%    2.04%     2.33%   3.29%(4)

  Portfolio Turnover Rate ........................  161%      131%      126%       94%      97%      114%       89%

  Average Commission Paid per
  Share of Equity Security Traded ................ $0.0441   $0.0385   $0.0320    --(5)    --(5)     --(5)     --(5)

  Net Assets, End of Period (in thousands) .......$773,425   $274,433  $159,450  $97,437  $96,284   $73,592   $38,951
----------

(1) May 9, 1991 (inception), through December 31, 1991.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.


6   PERFORMANCE INFORMATION OF OTHER CLASS         AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INCOME & GROWTH

    Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

    Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH

    Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

RISK FACTORS AND INVESTMENT TECHNIQUES


    The manager uses quantitative management strategies in pursuit of each fund's investment objective. Quantitative management combines two investment management approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine value and growth measures. Examples of value measures include price to book and price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

    The second approach is to use a technique referred to as portfolio optimization. Using a computer, the manager constructs a portfolio (i.e., company names and shares held in each) that seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Income & Growth fund, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.

    The funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth also may invest in small capitalization stocks of companies that, in the manager's opinion, have growth potential consistent with the fund's investment objective.

    A fund's investment approach may cause it to be more heavily invested in some industries than in others. However, neither fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the Investment Company Act). This means that investments in any single issuer are limited by restrictions in the Investment Company Act.

    Each fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled "Other Investment Practices, Their Characteristics and Risks," page 9.



PROSPECTUS                          INFORMATION REGARDING THE FUNDS   7


OTHER INVESTMENT PRACTICES, THEIR
CHARACTERISTICS AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objective. The manager considers the rate of portfolio turnover when it determines a change is in order to achieve the objective and accordingly, under normal conditions the annual portfolio turnover rate is not anticipated to exceed 150%.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the funds pay directly. Higher portfolio turnover also may increase the likelihood that the capital gains, if any, realized and distributed by a fund will include short-term capital gains, which are taxable as ordinary income. When a security is sold, the manager seeks whenever possible to minimize the capital gain that would be realized.


CONVERTIBLE SECURITIES

    Although the funds' equity investments consist primarily of common stock, each fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks and warrants. The manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

FUTURES CONTRACTS AND OPTIONS THEREON

    The funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a fund will segregate cash or appropriate liquid assets, including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.


    Futures contracts and options thereon may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.


    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each fund also may enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the manager pursuant to guidelines established by the


8   INFORMATION REGARDING THE FUNDS                 AMERICAN CENTURY INVESTMENTS


Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

    Each fund may invest up to 5% of its total assets in any money market fund advised by the manager, provided that the investment is consistent with the fund's respective investment policies and restrictions.

FOREIGN SECURITIES

    Each fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U.S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

OTHER TECHNIQUES

    The manager may buy other types of securities or employ other portfolio management techniques on behalf of the fund including reverse repurchase agreements. When SEC guidelines require it to do so, the fund will set aside cash or appropriate liquid assets in a segregated account to cover the fund's obligations.

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return yield and effective yield. Performance data may be quoted separately for the Investor Class and for the other class.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price. The effective yield is calculated in a similar manner, but when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc.) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                                  INFORMATION REGARDING THE FUNDS   9


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 11 and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 15.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):

   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.

    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 13 for more information on exchanges.


10 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Institutional Service Representative or use our Automated Information Line.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 10 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Institutional Service Representative.

MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by American Century Target Maturities


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   11


Trust and at the close of the Exchange for all of our other funds. See "When Share Price Is Determined," page 16.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-3533 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," this page.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Institutional Service Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee is required when:

    * redeeming more than $25,000; or


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    * Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we also may alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.


PROSPECTUS               HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   13


  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10)We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.


    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness (i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions) we will deem you to have ratified the transaction.


    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

CUSTOMERS OF BANKS, BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


    If you own or are considering purchasing fund shares through a bank, broker-dealer, or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   15


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset values next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


16   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class are published in leading newspapers daily. The net asset value of the Institutional Class of each fund may be obtained by calling us.

DISTRIBUTIONS


    Distributions from net income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price Is Determined," page 16. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," page 18.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17


TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we or your financial intermediary are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes, and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally


18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS



will be considered long term, subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long term, subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.


MANAGEMENT

INVESTMENT MANAGEMENT

    The  funds  are  diversified,   open-end  series  of  the  American  Century
Quantitative Equity Funds (the company). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the company. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team also may adjust portfolio holdings of a fund or of sectors of a fund as necessary between team meetings.


    The portfolio manager members of the team managing the funds and their work experience for the last five years are as follows:

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader-Quantitative Equity, joined American Century in 1982, and has been a member of the team that manages Income & Growth since its inception and has supervised the team that manages Equity Growth since its inception.

    KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990, and has served as the Director of Quantitative Equity Research since then. Mr. Borgwardt serves on the management team for Income & Growth.

    JEFFREY R. TYLER, Senior Vice President and Portfolio Manager, joined American Century in January 1988 as a Portfolio Manager. Mr. Tyler is a member of the team that manages Equity Growth.

    WILLIAM MARTIN, Vice President and Senior Portfolio Manager, joined the team managing Equity Growth in May 1997.


    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process. First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category that are managed by the manager (the Investment Category
Fee). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager. Currently, the Investment


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19


Category Fee for each of the funds is an annual rate of 0.40% of the average net assets of the fund. The Complex Fee is currently an annual rate of 10% of the average net assets of a fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.


    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no upfront sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.


    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor Inc. (FDI) serves as the co-administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.



20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS



    The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998).

    The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.

    In light of these remediation efforts, the funds do not anticipate a material adverse impact on its business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly owned, indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Institutional Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Quantitative Equity Funds is an open-end management investment company. Its business and offices are managed by its officers under the direction of its Board of Directors.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and, in effect, each series is a separate fund.

    American  Century  offers three classes of each of the funds offered by this
Prospectus: an Investor Class, an Institutional Class and an Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions or 12b-1 fees.

    The Investor Class is primarily made available to retail investors. The Advisor Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   21


specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.


    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.


    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


22   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                           NOTES   23


                                     NOTES


24   NOTES


                                     NOTES

PROSPECTUS                                                           NOTES   23


P.O. Box 419385
Kansas City, Missouri
64141-6385

Institutional Services:
1-800-345-3533 or 816-531-5575

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038

Fax: 816-340-4655

www.americancentury.com

                        [american century logo (reg.sm)]
                                    American
                                 Century(reg.tm)
9804           [recycled logo]
SH-BKT-11919      Recycled

                       STATEMENT OF ADDITIONAL INFORMATION

                        [american century logo (reg.sm)]
                                    American
                                 Century(reg.tm)


                                   MAY 1, 1998


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                 Income & Growth
                                  Equity Growth


                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998


                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


This is the Statement of Additional Information for the American Century Income & Growth Fund and American Century Equity Growth Fund. This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus dated May 1, 1998. The funds' annual report for the fiscal year ended December 31, 1997, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS


Investment Policies and Techniques .........................................   2
Investment Restrictions ....................................................   8
Portfolio Turnover .........................................................   9
Performance Advertising ....................................................  10
Capital Stock ..............................................................  11
Custodians .................................................................  12
Independent Accountants ....................................................  12
Multiple Class Structure ...................................................  12
Brokerage ..................................................................  14
Officers and Directors .....................................................  14
Management .................................................................  16
Holidays ...................................................................  18
Financial Statements .......................................................  18



STATEMENT OF ADDITIONAL INFORMATION                                           1


INVESTMENT POLICIES AND TECHNIQUES

    The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

    Each fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

    In a repurchase agreement (repo), a fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    American Century Investment Management, Inc. (the manager) attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines that govern repurchase agreements. These guidelines strictly govern
(i) the type of securities that may be acquired and held under repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of a fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which a fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Directors reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom a fund may enter into repurchase agreements. A fund may enter into a repurchase agreement only with an entity that appears on a list of entities that have been approved by the Board as sufficiently creditworthy.

    The funds have received permission from the Securities and Exchange Commission (SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the manager. Joint repos are expected to increase the income the funds can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets, including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, a fund will meet its obligations with available cash through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which


2                                                   AMERICAN CENTURY INVESTMENTS


may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

CONVERTIBLE SECURITIES

    Each fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the funds may buy.

    CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

    CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

    WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

    Although the funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York shares." The funds may invest in foreign-currency-denominated securities that trade in foreign markets if the manager believes that such investments will be advantageous to the funds.

    ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the fund from the foreign settlement risks described below.

    Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

    Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

    Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a


STATEMENT OF ADDITIONAL INFORMATION                                            3


greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The manager may engage in foreign currency exchange transactions on behalf of a fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

    A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the manager can protect a fund against possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

    However, it should be noted that using forward contracts to protect a fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.

    Successful use of forward contracts depends on the manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the fund's exposure to currency exchange rate activity and could result in losses to a fund if currencies do not perform as the manager anticipates. A fund may also incur significant costs when converting assets from one currency to another.

    Foreign  exchange  dealers  do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

    The funds use forward contracts for currency hedging purposes only and not for speculative purposes. The funds are not required to enter into forward contracts with regard to their foreign holdings and will not do so unless it is deemed appropriate by the manager.

    Each fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

DEPOSITARY RECEIPTS

    American  Depositary  Receipts and European  Depositary  Receipts  (ADRs and
EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

    Restricted securities held by the funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be required to pay all or a part of the registration


4                                                   AMERICAN CENTURY INVESTMENTS


expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING


    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.


PUT OPTIONS ON INDIVIDUAL SECURITIES

    Each fund may buy puts with respect to stocks underlying its convertible security holdings. For example, if the manager anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may purchase a put option on the stock. If the stock price subsequently declines, an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

FUTURES AND OPTIONS TRANSACTIONS

    FUTURES TRANSACTIONS. A fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

    Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

    To initiate and maintain open positions in futures contracts, a fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay an additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a fund's investment restrictions.

    Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The funds will not utilize futures contracts for speculative purposes.

    Although techniques other than trading futures contracts can be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the funds pay brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.


STATEMENT OF ADDITIONAL INFORMATION                                            5


    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT AND CALL OPTIONS. If a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The fund may seek to terminate its position in a put option before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer also will profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates a fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    COMBINED POSITIONS. A fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    OVER-THE-COUNTER   OPTIONS.   Unlike  exchange-traded   options,  which  are
standardized with respect to the underlying instrument, expiration date, con-


6                                                   AMERICAN CENTURY INVESTMENTS


tract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

    OPTIONS ON FUTURES. By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.


    CORRELATION OF PRICE CHANGES. Price changes of a fund's futures and options positions may not be well correlated with price changes of its other investments. This may be because of differences between the underlying indexes and the types of securities in which the fund invests. For example, if a fund sold a broad-based index futures contract to hedge against a stock market decline while completing sales of specific securities in its investment portfolio, the prices of the securities could move in a different direction than the broad market index represented by the index futures contract. In the case of an S&P 500 futures contract purchased by a fund, either in anticipation of stock purchases or in an effort to be fully invested, failure of the contract to track the Index accurately could hinder the fund from achieving its investment objective.


    Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


    LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent the manager's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.


    There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the fund could be required to continue holding a position until delivery or expiration regardless of changes in value. Under these circumstances, the fund's access to assets held to cover its futures and options positions also could be impaired.


STATEMENT OF ADDITIONAL INFORMATION                                            7


    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTION. The funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and options premiums.

    Each fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the fund's net assets. Under the Commodity Exchange Act, a fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's net assets. To the extent required by law, each fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

    The funds intend to comply with tax rules applicable to regulated investment companies.

    FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. Each fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

    The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a deutsche-mark denominated security from a decline in the deutsche mark, but it will not protect the fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's foreign investments over time.

INVESTMENT RESTRICTIONS

    The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

    AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

  1) issue senior securities, except as permitted under the Investment Company Act of 1940.

  2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33(1)/(3)% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3) lend any security or make any other loan if, as a result, more than 33(1)/(3)% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  5) concentrate its investments in securities of


8                                               AMERICAN CENTURY INVESTMENTS


     issuers  in  a  particular   industry  (other  than  securities  issued  or
     guaranteed   by  the   U.S.   government   or  any  of  its   agencies   or
     instrumentalities).

  6) act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

  8) invest for purposes of exercising control over management.

    In addition, the funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors.

    AS AN OPERATING POLICY, EACH FUND:

  a) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

  b) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  c) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  d) shall not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


    A fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered industries.


    Unless  otherwise   indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TURNOVER


    The portfolio turnover rates of funds are shown in the Financial Highlights table in the prospectuses.

    With respect to each fund, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial.

    The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objectives of the funds. In order to achieve each fund's investment objective, the manager will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the manager believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the



STATEMENT OF ADDITIONAL INFORMATION                                            9



circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

    When a general decline in security prices is anticipated, the funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

    Since investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives, and the fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

    Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates that will be attained in the future.

PERFORMANCE ADVERTISING


    The funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and should not be considered an indication of future results.

    Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6) - 1]
               -------
                 cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the fund's net asset value during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time but changes from year-to-year, and that average annual returns represent averaged figures as opposed to actual year to year performance.

    The funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1997, are indicated in the following table.


                    AVERAGE ANNUAL TOTAL RETURNS

                     One          Three        Five       Life of
Fund                 Year         Year         Year        Fund*
-------------------------------------------------------------------

Income & Growth     34.52%       31.67%       20.39%      21.07%

Equity Growth       36.06%       32.57%       20.98%      18.96%


*Income & Growth commenced operations on December 17, 1990. Equity Growth commenced operations on May 9, 1991.



    In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns


10                                                  AMERICAN CENTURY INVESTMENTS


may be broken  down into  their  components  of income  and  capital  (including
capital  gains  and  changes  in  share  price)  in  order  to  illustrate   the
relationship of these factors and their contributions to total return.

    The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Economic data that may be used for such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

    Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

    Occasionally statistics may be used to illustrate fund volatility or risk. Measures of volatility or risk generally are used to compare a fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.


    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class. For periods after the first full quarter after inception, actual performance of the new class will be used.

CAPITAL STOCK

    The funds' capital stock is described in the Prospectus under the heading "Further Information About American Century."

    The corporation currently has five series of shares. American Century Income & Growth Fund and American Century Equity Growth Fund are described in this Statement of Additional Information. The corporation may in the future issue one or more additional series or classes of shares. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their



STATEMENT OF ADDITIONAL INFORMATION                                           11



respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.


    In  the  event  of  complete   liquidation  or  dissolution  of  the  funds,
shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.


    As of April 5, 1998, in excess of 5% of the outstanding shares of the following funds were owned of record by:

Fund                                    Income & Growth Fund
--------------------------------------------------------------------------------
Shareholder Name and                    Charles Schwab & Co.
Address                                 101 Montgomery Street
                                        San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                        20,434,732
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                             21%
--------------------------------------------------------------------------------

Fund                                    Equity Growth Fund
--------------------------------------------------------------------------------
Shareholder Name and                    Charles Schwab & Co.
Address                                 101 Montgomery Street
                                        San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                         10,270,101
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                             18%
--------------------------------------------------------------------------------

CUSTODIANS

    Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining a fund's investment policies or in determining which securities are sold or purchased by a fund.

INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140, was appointed to serve as the independent accountants to examine the financial statements of the funds commencing with the fiscal year beginning January 1, 1997. As independent accountants of the funds, Coopers & Lybrand L.L.P. provides services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.

    KPMG Peat Marwick, LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, served as independent accountants for the funds for the year ended December 31, 1996 and for all prior periods.


MULTIPLE CLASS STRUCTURE


     The funds' Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to three classes of funds: an Investor Class, an Advisor Class and an Institutional Class. Not all funds offer all three classes.


     The Investor Class is made available to investors directly by the investment manager through Funds Distributor, Inc., the funds' distributor for a single unified management fee, without any load or commission. The Institutional and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower unified management fee. In addition to the management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described below). The plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

     Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor


12                                                  AMERICAN CENTURY INVESTMENTS


Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the Plan) which is described below.

     In adopting the Plan, the Board of Directors [including a majority who are not "interested persons" of the funds (as defined in the Investment Company
Act), hereafter referred to as the "independent directors"] determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of the majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the Plan will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers
(NASD).

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

     As described in the Prospectuses, the funds' Advisor Class of shares is made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

     Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

     To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Distribution
Plan). Pursuant to such Plan, the Advisor Class shares pay the distributor a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for shareholder services (as described above) and 0.25% of which is paid for distribution services.

     Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to selling agreements; (b) compensation to registered representatives or other employees of the distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of the distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in


STATEMENT OF ADDITIONAL INFORMATION                                          13


connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of the Distribution Plan and in accordance with Rule 12b-1 of the Investment Company Act.


BROKERAGE

    Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.

    The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

    In the years ended December 31, 1997, 1996 and 1995, the brokerage commissions of each fund were as follows:

                                             Years Ended December 31,
---------------------------------------------------------------------


FUND                        1997            1996          1995
---------------------------------------------------------------------

Income & Growth       $2,758,046      $1,029,549      $367,093

Equity Growth          1,585,817         495,709       320,306
---------------------------------------------------------------------

    In 1997, $4,282,888 (99%) of the total brokerage commissions ($4,343,863) were paid to brokers and dealers who provided information and services.

    The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place their over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

OFFICERS AND DIRECTORS

    The principal officers and directors of the corporation, their ages (listed in parentheses), principal business experience during the past five years, and their affiliation with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted, with the exception of Messrs. Stowers III, Lyons, Looby, May, Leach and Zindel and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Messrs. Stowers III, Lyons, Looby, May, Leach and Zindel and Ms. Roepke is American Century, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers for the corporation also serve in similar capacities for other funds advised by the manager. Those directors who



14                                                 AMERICAN CENTURY INVESTMENTS


are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk (*).


    *WILLIAM M. LYONS (42), Director (1998). Mr. Lyons is President, Chief Operating Officer and General Counsel of ACC; Executive Vice President and General Counsel of ACS and ACIS; Assistant Secretary of ACC; and Secretary of ACS and ACIS.

    *JAMES E. STOWERS III (39), Chairman of the Board of Director (1998) and Director (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; Chief Executive Officer and Director of ACS and ACIS.

    ALBERT A. EISENSTAT (67), Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON, (51), Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

    MYRON S. SCHOLES (56), Director (1988). Mr. Scholes was awarded the 1997 Nobel Memorial Prize in Economic Sciences for his role in the development of the Black-Scholes option pricing model. Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

    KENNETH E. SCOTT (69), Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

    ISAAC STEIN (51), Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals,
1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

    JEANNE D. WOHLERS (52), Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

    RICHARD W. INGRAM (42), President (1998); Executive Vice President and Director of Client Services and Treasury Administration, Funds Distributor, Inc.
(FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager of First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

    *DOUGLAS A. PAUL (51), Secretary (1988), Vice President (1990), and General Counsel (1990); Vice President and Associate General Counsel, ACS.

    *MARYANNE ROEPKE (42), CPA, Treasurer (1995) and Vice President (1998); Senior Vice President and Assistant Treasurer of ACS.

    CHRISTOPHER J. KELLEY (33), Vice President (1998); Vice President and Associate General Counsel of FDI. Mr. Kelley joined FDI in 1996. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

    MARY A. NELSON (34), Vice President (1998); Vice President and Manager of Treasury Services and Administration of FDI. Ms. Nelson joined FDI in 1995. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

    *JON ZINDEL (30), Tax Officer (1997); Director of Taxation (1996); Vice President of ACS (1998); Tax Manager, Price Waterhouse LLP (1989).

    *ROBERT J. LEACH (31), CPA, Controller (1996).



STATEMENT OF ADDITIONAL INFORMATION                                          15



DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                               Total Compensation
                           Aggregate                From the
Name of                  Compensation          American Century
Director*               From Each Fund         Family of Funds**
-------------------------------------------------------------------

Albert A. Eisenstat         $4,284                 $69,250

Ronald J. Gilson            $4,756                 $74,000

Myron S. Scholes            $4,107                 $68,250

Kenneth E. Scott            $4,851                 $77,000

Ezra Solomon***               $249                  $3,500

Isaac Stein                 $4,056                 $69,500

Jeanne D. Wohlers           $4,413                 $72,500
--------------------------------------------------------------------

*    Interested Directors receive no compensation for their services as such.

** Includes compensation paid by the 15 investment company members of the American Century family of funds.

***  Retired December, 1996.

    As of April 7, 1997, the funds' Directors and officers as a group owned less than 1% of the funds' outstanding shares.

    The corporation has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the corporation.

    Under the Plan, all deferred fees are credited to an account established in the name of the Directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

    No deferred fees are payable until such time as a Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

    The Plan is an unfunded plan and, accordingly, American Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

    No deferred fees were paid to any Director under the Plan during the fiscal year ended October 31, 1997.

    Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.



MANAGEMENT

    A description of the responsibilities and method of compensation of the funds' manager, American Century Investment Management, Inc., appears in the Prospectus under the caption "Management."

    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process. First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category that are managed by the manager (the Investment Category
Fee). Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager.

    The schedule by which the Investment Category Fee is determined is as follows:


Category Assets                                                       Fee Rate
--------------------------------------------------------------------------------

First $1 billion                                                      0.5200%

Next $5 billion                                                       0.4600%

Next $15 billion                                                      0.4160%

Next $25 billion                                                      0.3690%

Next $50 billion                                                      0.3420%

Next $150 billion                                                     0.3390%

Thereafter                                                            0.3380%
--------------------------------------------------------------------------------


16                                                 AMERICAN CENTURY INVESTMENTS


    The Complex Fee Schedule (Investor Class) is  as follows:


Category Assets                                             Fee Rate
---------------------------------------------------------------------------

First $2.5 billion                                           0.3100%

Next $7.5 billion                                            0.3000%

Next $15.0 billion                                           0.2985%

Next $25.0 billion                                           0.2970%

Next $50.0 billion                                           0.2960%

Next $100.0 billion                                          0.2950%

Next $100.0 billion                                          0.2940%

Next $200.0 billion                                          0.2930%

Next $250.0 billion                                          0.2920%

Next $500.0 billion                                          0.2910%

Thereafter                                                   0.2900%
---------------------------------------------------------------------------


    The Complex Fee schedule for the Institutional Class is lower by 0.2000% at each graduated step. For example, if the Investor Class Complex Fee is 0.3000% for the first $2 billion, the Institutional Class Complex Fee is 0.1000% (0.3000% minus 0.2000%) for the first $2 billion. The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step.

    On the first business day of each month, the funds pay a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a fund by the aggregate average daily closing value of a fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the manager shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.


STATEMENT OF ADDITIONAL INFORMATION                                           19


    In addition to managing the funds, the manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, and American Century International Bond Funds.


    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation was, like the manager, wholly owned by ACC. In late 1997, Benham Management Corporation was merged into the manager.

    Investment management fees paid by each fund to the manager for the fiscal years ended December 31, 1997, 1996 and 1995 are indicated in the following table. Fee amounts are net of any reimbursements under the prior agreement with Benham Management Corporation.

                            UNIFIED MANAGEMENT FEES*

Fund                                                   1997*
-------------------------------------------------------------------------------

Income & Growth Fund                                4,621,006

Equity Growth Fund                                 $1,904,594
-------------------------------------------------------------------------------

*From August 1 through December 31, 1997.


                            INVESTMENT ADVISORY FEES*

                           Fiscal         Fiscal          Fiscal

Fund                        1996           1995            1994
----------------------------------------------------------------------------

Income & Growth Fund    $1,653,298      $1,584,256       $857,968

Equity Growth Fund         650,862         601,691        412,627
----------------------------------------------------------------------------

*Net of reimbursements.


    American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

    Prior  to  August  1,  1997,  the  funds  paid  American   Century  Services
Corporation directly for its services as transfer agent and administrative services agent.

    Administrative service and transfer agent fees paid by each fund for the fiscal years ended December 31, 1997, 1996, and 1995, are indicated in the following tables. Fee amounts are net of expense limitations.

                               ADMINISTRATIVE FEES

                           Fiscal         Fiscal          Fiscal
Fund                        1996           1995            1994
------------------------------------------------------------------------

Income & Growth Fund      $548,851       $506,544        $264,645

Equity Growth Fund         216,774        192,378         126,295
------------------------------------------------------------------------


                               TRANSFER AGENT FEES


                           Fiscal         Fiscal          Fiscal
Fund                        1996           1995            1994
---------------------------------------------------------------------
Income & Growth Fund     $732,727        $770,136        $472,699

Equity Growth Fund        347,736         301,615         240,686
---------------------------------------------------------------------

HOLIDAYS

    The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

    The financial statements of the funds, including the Statements of Assets and Liabilities and the Statements of Operations for the fiscal year ended December 31, 1997, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 1996 and 1997, are included in the Annual Reports to shareholders for the fiscal year ended December 31, 1997. The report on the financial highlights for the fiscal years 1993, 1994, 1995 and 1996 are included in the Annual Reports to Shareholders for the fiscal year ended December 31, 1996. Each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and phone number shown on the cover of this Statement of Additional Information.


18                                                 AMERICAN CENTURY INVESTMENTS


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

www.americancentury.com


                        [american century logo (reg.sm)]
                                    American
                                 Century(reg.tm)

9805           [recycled logo]
SH-BKT-11921      Recycled

--------------------------------------------------------------------------------

PART C   OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)       Financial Statements

     (i)  Financial Statements filed in Part A of Registration Statement:

          1.   Financial Highlights

          2. Financial Highlights for the fiscal years ended Dec. 31 1996, 1995, 1994 and 1993 are covered by the Independent Accountants Report dated February 24, 1997 which is incorporated by reference to the Registrant's Annual Reports dated December 31, 1996.

     (ii) Financial Statements filed in Part B of the Registration Statement (each of the following financial statements is contained in the Registrant's Annual Reports dated December 31, 1997, which are incorporated by reference in Part B of this Registration Statement):

          1.   Statement of Assets and Liabilities at December 31, 1997.

          2.   Statement of Operations for the year ended December 31, 1997.

          3. Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996.

          4.   Notes to Financial Statements as of December 31, 1997.

          5.   Schedule of Investments as of December 31, 1997.

          6.   Independent Accountants' Report dated February 10, 1998.


(b) Exhibits (all exhibits not filed herewith are being incorporated herein by reference)

          1.   Amended  and  Restated  Articles  of  Incorporation  of  American
               Century Quantitative Equity Funds dated March 9, 1998 (filed herewith as EX-99.B1).

          2. Amended and Restated Bylaws of American Century Quantitative Equity Funds dated March 9, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 21 on Form N-1A on April 15, 1998, File No. 33-19589).

          3.   Voting Trust Agreements - None.

          4. (a) Specimen copy of the American Century Global Gold Fund share certificate is incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 2 filed July 12,1988.

               (b) Specimen copy of the American Century Income & Growth Fund share certificate is incorporated herein by reference to
                    Exhibit 4 to Post-Effective Amendment No. 5 filed March 1, 1991.

               (c) Specimen copy of the American Century Equity Growth Fund share certificate is incorporated herein by reference to
                    Exhibit 4 to Post-Effective Amendment No. 5 filed March 1, 1991.

               (d) Specimen copy of the American Century Utilities Fund share certificate is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 11 filed February 28, 1993.

               (e) Specimen copy of the American Century Global Natural Resources Fund share certificate is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 13 filed.

          5.   (a)  Management  Agreement  -  Investor  Class  between  American
                    Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 33 on Form N1-A of American Century Government Income Trust, File No. 2-99222).

               (b) Amendment to Management Agreement - Investor Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated March 9, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 on Form N-1A of American Century Municipal Trust, File No. 2-91229).

               (c) Management Agreement - Advisor Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 27 on Form N1-A of American Century Target Maturities Trust, File No. 2-94608).

               (d) Management Agreement - Institutional Class between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 20 on Form N1-A on August 29, 1997, File No. 33-19589).

          6. Distribution Agreement between American Century Quantitative Equity Funds and Funds Distributor, Inc., dated January 15, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 28 on Form N1-A of American Century Target Maturities Trust, File No. 2-94608).

          7.   Bonus and Profit Sharing Plan, Etc. - None.

          8. Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996, (filed electronically as an Exhibit to Post-Effective Amendment No. 31 on Form N1-A of American Century Government Income Trust, File No. 2-99222).

          9. Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 33 on Form N1-A of American Century Government Income Trust, File No. 2-99222).

          10.  Opinion and Consent of Counsel (filed herewith as EX-99.B10).

          11. (a) Consent of Coopers & Lybrand L.L.P. (filed herewith as EX-99.B11a).

               (b)  Consent  of  KPMG  Peat  Marwick  LLP  (filed   herewith  as
                    EX-99.B11b).

          12.  (a)  Annual  Reports of the  Registrant  dated  December 31, 1997
                    (filed   electronically  on  February  24,  1998,  File  No.
                    33-19589).

               (b)  Annual  Reports of the  Registrant  dated  December 31, 1996
                    (filed   electronically  on  February  26,  1997,  File  No.
                    33-19589).

          13.  Agreements for Initial Capital, Etc. - None.

          14.  (a)  American  Century   Individual   Retirement   Account  plan,
                    including all instructions and other relevant documents,  is
                    incorporated   herein  by  reference  to  Exhibit  14(a)  to
                    Post-Effective Amendment No. 9 filed October 3, 1992.

               (b) American Century Pension/Profit-Sharing plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed October 3, 1992.

          15. Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 27 on Form N1-A of American Century Target Maturities Trust, File No. 2-94608).

          16. Schedules for Computation of Advertising Performance Quotations (filed herewith as EX-99.B16).

          17. Power of Attorney dated January 15, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 21 on Form N-1A on April 15, 1998, File No. 33-19589).

          18. Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997, (filed electronically as an Exhibit to Post-Effective Amendment No. 27 on Form N1-A of American Century Target Maturities Trust, File No. 2-94608).


Item 25. Persons Controlled by or Under Control with Registrant - None.


Item 26. Number of Holders of Securities.

     As of July 31, 1997, the Funds had the following  number of recordholders:

                                             Investor    Advisor   Institutional
                                              Class       Class        Class
                                              -----       -----        -----
American Century Global Gold Fund             21,797        0            0
American Century Income & Growth Fund         77,153        4            0
American Century Equity Growth Fund           51,172        5            1
American Century Utilities Fund               12,127        0            0
American Century Global Natural Resources      3,880        0            0


Item 27. Indemnification.

     Under the laws of the State of California, the Directors are entitled and empowered to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Corporation assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Director or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Corporation. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Directors.

     Registrant hereby incorporates by reference, as though set forth fully herein, Article II, Section 16 of Registrant's Amended and Restated Bylaws, dated May 31, 1995, appearing as Exhibit 2(c) of Post-Effective Amendment No. 17 filed on February 26, 1996.

     The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.



Item 28. Business and Other Connections of Investment Advisor.

     American Century Investment Management, Inc., the investment manager to each of the Registrant's Funds, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.

Item 29. Principal Underwriters.

          (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

               American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
               American Century Government Income Trust
               American Century International Bond Funds
               American Century Investment Trust
               American Century Municipal Trust
               American Century Mutual Funds, Inc.
               American Century Premium Reserves, Inc.
               American Century Quantitative Equity Funds
               American Century Strategic Asset Allocations, Inc.
               American Century Target Maturities Trust
               American Century Variable Portfolios, Inc.
               American Century World Mutual Funds, Inc.
               BJB Investment Funds
               The Brinson Funds
               Dresdner RCM Capital Funds, Inc.
               Dresdner RCM Equity Funds, Inc.
               Harris Insight Funds Trust
               HT Insight Funds, Inc. d/b/a Harris Insight Funds
               J.P. Morgan Institutional Funds
               J.P. Morgan Funds
               The JPM Series Trust
               The JPM Series Trust II
               LaSalle Partners Funds, Inc.
               Monetta Fund, Inc.
               Monetta Trust
               The Montgomery Funds
               The Montgomery Funds II
               The Munder Framlington Funds Trust
               The Munder Funds Trust
               The Munder Funds, Inc.
               Orbitex Group of Funds
               St. Clair Funds, Inc.
               The Skyline Funds
               Waterhouse Investors Family of Funds, Inc.
               WEBS Index Fund, Inc.

               The  Distributor  is registered  with the Securities and Exchange
               Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor is an indirect wholly-owned subsidiary of Boston
               Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

          (b) The following is a list of the executive officers, directors and partners of the Distributor:

Name and Principal Business          Positions and Offices with          Positions and Offices with
Address*                             Underwriter                         Registrant

Marie E. Connolly                    Director, President and Chief       none
                                     Executive Officer

Richard W. Ingram                    Executive Vice President            President, Principal Executive
                                                                         and Principal Financial Officer

Donald R. Roberson                   Executive Vice President            none

William S. Nichols                   Executive Vice President            none

Michael S. Petrucelli                Senior Vice President               none

Joseph F. Tower, III                 Director, Senior Vice President,    none
                                     Treasurer and Chief Financial
                                     Officer

Paula R. David                       Senior Vice President               none

Allen B. Closser                     Senior Vice President               none

Bernard A. Whalen                    Senior Vice President               none

William J. Nutt                      Director                            none
--------------------
* All addresses are 60 State Street, Suite 1300, Boston, Massachusetts 02109

          (c) Not applicable.


Item 30. Location of Accounts and Records.

     American Century Investment Management, Inc., the Registrant, and its agent for transfer and administrative services, American Century Services Corporation, maintains their principal office at 4500 Main St., Kansas City, MO 64111. American Century Services Corporation maintains physical possession of each account, book, or other document, and shareholder records as required by ss.31(a) of the 1940 Act and rules thereunder.


Item 31. Management Services - None.


Item 32. Undertakings.

     a.   Not Applicable.

     b.   Not Applicable.

     c. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

     d. Registrant hereby undertakes that it will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a director and to assist in communication with other shareholders as required by Section 16(c).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Century Quantitative Equity Funds, the Registrant, has duly caused this Post-Effective Amendment No. 22/Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 30th day of April, 1998.

             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS (Registrant)

                            By: /s/ Patrick A. Looby
                                Patrick A. Looby
                                Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22/Amendment No. 24 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                      Date
*Richard W. Ingram                   President, Principal        April 30, 1998
---------------------------------    Executive and Principal
Richard W. Ingram                    Financial Officer

*Maryanne Roepke                     Vice President, Treasurer   April 30, 1998
---------------------------------    and Principal Accounting
Maryanne Roepke                      Officer

*Albert A. Eisenstat                 Director                    April 30, 1998
---------------------------------
Albert A. Eisenstat

*Ronald J. Gilson                    Director                    April 30, 1998
---------------------------------
Ronald J. Gilson

*William M. Lyons                    Director                    April 30, 1998
---------------------------------
William M. Lyons

*Myron S. Scholes                    Director                    April 30, 1998
---------------------------------
Myron S. Scholes

*Kenneth E. Scott                    Director                    April 30, 1998
---------------------------------
Kenneth E. Scott

*Isaac Stein                         Director                    April 30, 1998
---------------------------------
Isaac Stein

*James E. Stowers III                Director                    April 30, 1998
---------------------------------
James E. Stowers III

*Jeanne D. Wohlers                   Director                    April 30, 1998
---------------------------------
Jeanne D. Wohlers

*By /s/ Patrick A. Looby
     Patrick A. Looby
     Attorney-in-Fact